UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-21589

CREDIT SUISSE COMMODITY STRATEGY FUNDS (formerly known as Credit Suisse Commodity Return Strategy Fund)
(Exact name of registrant as specified in charter)

One Madison Avenue, New York, New York			10010
(Address of principal executive offices)			(Zip code)

John G. Popp Credit Suisse Commodity Strategy Funds One Madison Avenue New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 325-2000

Date of fiscal year end:	October 31st

Date of reporting period:	November 1, 2016 to October 31, 2017

Item 1. Reports to Stockholders.

CREDIT SUISSE FUNDS

Annual Report

October 31, 2017

■  CREDIT SUISSE
COMMODITY ACCESS STRATEGY FUND

The Fund's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Fund, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 877-870-2874 or by visiting our website at www.credit-suisse.com/us/funds.

Credit Suisse Securities (USA) LLC, Distributor, is located at One Madison Avenue, New York, NY 10010. Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

Investors in the Credit Suisse Funds should be aware that they may be eligible to purchase Class I shares (where offered) directly or through certain intermediaries. Such shares are not subject to a sales charge. Investors in the Credit Suisse Funds should also be aware that they may be eligible for a reduction or waiver of the sales charge with respect to Class A or C shares (where offered). For more information, please review the relevant prospectuses or consult your financial representative.

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Fund investments are subject to investment risks, including loss of your investment.

Credit Suisse Commodity ACCESS Strategy Fund
Annual Investment Adviser's Report
October 31, 2017 (unaudited)

November 24, 2017

Dear Shareholder:

We are pleased to present this Annual Report covering the activities of the Credit Suisse Commodity ACCESS Strategy Fund (the "Fund") for the 12-month period ended October 31, 2017.

Performance Summary
11/01/16 – 10/31/17

Fund & Benchmark	Performance
Class I1	6.00%
Class A1,2	5.87%
Class C1,2	5.08%
Credit Suisse Commodity Benchmark Total Return Index[3]	8.28%

Performance shown for the Fund's Class A and Class C Shares does not reflect sales charges, which are a maximum of 4.75% and 1.00%, respectively.2

Market and Strategy Review:

Commodities gained for the annual period ended October 31, 2017. The Credit Suisse Commodity Benchmark Total Return Index (the "Benchmark") increased 8.28%, with 17 out of 34 index constituents trading higher.

For the 12-month period ended October 31, 2017, the Fund underperformed the Benchmark, before fees and Fund expenses. This underperformance was largely due to active positioning in the Agriculture, Precious Metals and Livestock sectors. The Fund was generally underweight Soybeans, Brent Crude Oil, and Silver, when they increased. The Fund was also overweight Gasoline, Lean Hogs and Platinum, when they decreased. A short position in Brent Crude Oil also detracted from relative performance. Active positions in Ultra-Low Sulfur Diesel, Copper, Gas Oil, Zinc and Feeder Cattle offset some of the relative losses. WTI Crude Oil calendar spread positions also contributed positively to performance. The Fund's Class I, A and C Shares underperformed the Benchmark after fees and Fund expenses.

Livestock rose the most, increasing 34.12%, with Feeder Cattle and Live Cattle gaining 46.95% and 39.03%, respectively. Both had a strong start to the period after the U.S. Department of Agriculture (the "USDA") reported record low feedlot placements during the fourth quarter of 2016, reducing U.S. beef production expectations. Strong domestic and foreign demand, assisted by a Brazilian beef scandal which reduced competition for U.S. exports and from

1

Credit Suisse Commodity ACCESS Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2017 (unaudited)

China's agreement to begin importing U.S. beef after a 13-year hiatus, also provided support to the commodity. Lean Hogs increased 25.08% after the USDA reported lower amounts of frozen pork in storage and higher export demand, especially to Mexico and South Korea, throughout the period compared to the year prior. Domestic demand for popular cuts of pork, such as bacon, also supported Lean Hogs.

Industrial Metals gained 28.14%, broadly supported by strong demand as global economic growth improved and amid tightening supplies across the sector. LME and COMEX Copper increased 40.14% and 38.38%, respectively, as labor strikes in Chile and Indonesia during the first half of the period delayed output from the world's two largest copper mines, lowering supply expectations. Zinc rose 32.98% as consumption continued to outpace production as major zinc mines remained offline, causing London Metal Exchange stockpiles to fall. A supply deficit which began in 2016 persisted through 2017, according to the International Lead and Zinc Study Group. Government restrictions surrounding base metal operations across several Asian countries also provided support to Aluminum and Nickel.

Energy increased 11.56% as the global crude oil supply and demand rebalance progressed during the summer and fall, leading to the long-awaited decline of much of global excess inventories. The rebalance was driven by the high compliance rate of participants to the Organization of the Petroleum Exporting Countries ("OPEC")-led global crude oil production cuts, which began in January 2017, and stronger-than-expected demand for crude oil and petroleum products. Late in the period, conflict between the Iraq national government and the Kurdistan Regional Government reduced production and exports in Northern Iraq. This, along with events elsewhere in the Middle East, Venezuela and Nigeria, increased the geopolitical risk premium. The odds of negative supply shocks increased amid tightening inventories and reduced spare capacity, meaning these disruptions may also carry more impact. In addition, the growing probability that OPEC may extend the production cuts beyond the current March 2018 end date provided additional support.

Precious Metals rose 5.68% for the period. Palladium, used to make catalytic converters in vehicles, gained 60.22% due to strong U.S. and China automobile sales. Gains in Palladium were offset by losses in Silver and Gold, as they faced a sharp drop immediately after the U.S. presidential election in November as markets looked forward to President Trump's pro-growth policies, reducing safe haven demand for Silver and Gold. In addition, improving labor statistics and manufacturing activity in the United States and other parts of the world have encouraged central banks to slowly tighten monetary policy, reducing

2

Credit Suisse Commodity ACCESS Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2017 (unaudited)

the appeal of Silver and Gold as alternative stores of wealth. The U.S. Federal Reserve (the "Fed") raised short-term interest rates three times over the 12-month period and has set expectations for an additional hike in December 2017. The European Central Bank (the "ECB") also established a plan to begin tightening its balance sheet beginning in 2018.

Agriculture decreased the most for the period, down 14.06%. Raw and White Sugar declined 34.11% and 30.11%, respectively, as favorable weather conditions throughout the period boosted sugar output in Brazil, adding to the global glut. In addition, sugar import controls which began in July by India, the largest consumer of sugar, decreased demand expectations. Arabica Coffee fell 30.21% after heavy rains in Brazil's key coffee growing regions during late 2016 provided a reprieve from severe drought conditions. Brazil received more beneficial weather in the second and third quarters of 2017, which increased USDA forecasts of a global surplus for the 2017/18 season. A weaker Brazilian Real, which incentivized more exports, also weighed on both Sugar and Coffee. LIFFE and NYBOT Cocoa declined 25.74% and 22.42%, respectively, as supplies outweighed demand throughout the period, causing stockpiles tracked by the Intercontinental Exchange to reach their highest levels in April since 2014.

Outlook:

Numerous extreme weather events have had significant economic impact to various countries so far this year. These weather shocks impacted key commodity producing regions, and weather continues to have the potential to significantly affect the supply fundamentals of energy and agricultural commodities. The U.S. National Oceanic and Atmospheric Administration to date has predicted a relatively weak La Niña effect over the Pacific Ocean to occur before year end. However, if that were to strengthen in the coming months, the weather pattern could disrupt the growing and harvesting patterns for some crops while increasing natural gas heating demand in other parts of the region. Despite multiple hurricanes causing severe flooding and some infrastructure damage, forcing some local economies to come to temporary standstills, the U.S. third quarter Gross Domestic Product ("GDP") growth came in higher than expected at 3%, supported by both strong manufacturing and service sector activity for the month of September. Consumer confidence in the U.S. economy rose in October, as evidenced by the University of Michigan's Index of Consumer Sentiment reaching its highest level since 2004. In addition, the unemployment rate fell to 4.1% in October. These positive economic indicators continue to provide support for a probable Fed rate hike in December 2017.

3

Credit Suisse Commodity ACCESS Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2017 (unaudited)

In Europe, tensions escalated between Catalonia's regional government and the Spanish national government. However, the Eurozone's economic recovery continued into the beginning of the fourth quarter. After the ECB's latest meeting held late in October 2017, ECB President Draghi announced that it will begin to reduce the monthly bond purchasing amount by half beginning in 2018, though he also stated he would continue the program longer than expected, highlighting that the ECB will continue to divert from U.S. policy by remaining more dovish. This divergence of global central bank policies creates additional uncertainty and the potential to increase currency volatility. However, even as the U.S. and some other central banks begin to tighten, they remain accommodative by historical standards, while the world's major economies are growing in a coordinated fashion. The potential for inflation risk remains, highlighting the benefit of holding commodities as a valuable hedge against unexpected inflation.

The Credit Suisse Commodities Management Team

Nelson Louie
Christopher Burton
Timothy Boss

The Fund is non-diversified, which means it may invest a greater proportion of its assets in the securities of a smaller number of issuers than a diversified mutual fund and may therefore be subject to greater volatility. The Fund's investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investment in traditional securities, particularly in investments involving leverage.

The use of derivatives such as commodity-linked structured notes, swaps and futures entails substantial risks, including risk of loss of a significant portion of their principal value, commodity exposure risks, correlation risk, derivatives risk, exposure risk, fixed income risk, liquidity risk, interest rate risk, manager/model risk, market risk, credit risk, focus risk, futures contracts risk, leveraging risk, portfolio turnover risk, short position risk, structured note risk, subsidiary risk, swap agreements risk, tax risk and U.S. government securities risk. Gains and losses from speculative positions in derivatives may be much greater than the derivative's cost. At any time, the risk of loss of any individual security held by the Fund could be significantly higher than 50% of the security's value. For a detailed discussion of these and other risks, please refer to the Fund's Prospectus, which should be read carefully before investing.

4

Credit Suisse Commodity ACCESS Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2017 (unaudited)

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign markets, industry and economic trends and developments and government regulation, and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund, could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

The views of the Fund's management are as of the date of this letter and the Fund holdings described in this document are as of October 31, 2017; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

5

Credit Suisse Commodity ACCESS Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2017 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Commodity ACCESS Strategy Fund1 Class I
shares, Class A shares2, Class C shares2 and the Credit Suisse
Commodity Benchmark Total Return Index3 from Inception (9/28/12).

1  Fee waivers and/or expense reimbursements reduce expenses for the Fund, without which performance would be lower. The Fund entered into a written contract to limit expenses to 0.90% of the Fund's average daily net assets for Class I shares, 1.15% of the Fund's average daily net assets for Class A shares and 1.90% of the Fund's average daily net assets for Class C shares through at least February 28, 2019. This limit excludes certain expenses, as set forth in the Fund's Prospectus.

2  Total return for the Fund's Class A shares for the reporting period, based on offering price (including maximum sales charge of 4.75%), was 0.90%. Total return for the Fund's Class C shares for the reporting period, based on redemption value (including maximum CDSC of 1.00%), was 4.08%.

3  Credit Suisse Commodity Benchmark Total Return Index is a broadly diversified futures index currently composed of futures contracts on five physical commodity asset classes and short-term Treasury Bills. The index does not have transaction costs and investors may not invest directly in the index.

6

Credit Suisse Commodity ACCESS Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2017 (unaudited)

Average Annual Returns as of October 31, 20171

	1 Year	5 Years	Since Inception[2]
Class I	6.00%	(9.67)%	(10.60)%
Class A Without Sales Charge	5.87%	(9.87)%	(10.79)%
Class A With Maximum Sales Charge	0.90%	(10.74)%	(11.64)%
Class C Without CDSC	5.08%	(10.55)%	(11.45)%
Class C With CDSC	4.08%	(10.55)%	(11.45)%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gain distributions, if any. Past performance cannot guarantee future results. The current performance of the Fund may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance information current to the most recent month end is available at www.credit-suisse.com/us/funds.

The annual gross expense ratios are 2.09% for Class I shares, 2.34% for Class A shares and 3.09% for Class C shares. The annual net expense ratios after fee waivers and/or expense reimbursements are 0.90% for Class I shares, 1.15% for Class A shares and 1.90% for Class C shares.

1  Fee waivers and/or expense reimbursements reduce expenses for the Fund, without which performance would be lower. The Fund entered into a written contract to limit expenses to 0.90% of the Fund's average daily net assets for Class I shares, 1.15% of the Fund's average daily net assets for Class A shares and 1.90% of the Fund's average daily net assets for Class C shares through at least February 28, 2019. This limit excludes certain expenses, as set forth in the Fund's Prospectus.

2  Inception Date September 28, 2012.

7

Credit Suisse Commodity ACCESS Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2017 (unaudited)

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six months ended October 31, 2017.

The table illustrates your Fund's expenses in two ways:

•  Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line.

•  Hypothetical 5% Fund Return. This helps you to compare the Fund's ongoing expenses with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

8

Credit Suisse Commodity ACCESS Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2017 (unaudited)

Expenses and Value for a $1,000 Investment
for the six-month period ended October 31, 2017

Actual Fund Return	Class I	Class A	Class C
Beginning Account Value 05/01/17	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/17	$1,080.30	$1,079.20	$1,076.00
Expenses Paid per $1,000*	$4.72	$6.03	$9.94
Hypothetical 5% Fund Return
Beginning Account Value 05/01/17	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/17	$1,020.67	$1,019.41	$1,015.63
Expenses Paid per $1,000*	$4.58	$5.85	$9.65
	Class I	Class A	Class C
Annualized Expense Ratios*	0.90%	1.15%	1.90%

*  Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Fund during the period, net of fee waivers and/or actual expense reimbursements, if applicable. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Fund's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Fund's Prospectus.

Portfolio Breakdown*

United States Agency Obligations	66.72%
United States Treasury Obligations	26.57
Short-Term Investment[1]	6.71
Total	100.00%

*  Expressed as a percentage of total investments (excluding securities lending collateral, if applicable) and may vary over time.

1  Primarily reflects cash invested in State Street Bank and Trust Co. Euro Time Deposit, for which the purchases of securities have been executed but not yet settled at October 31, 2017, if applicable.

9

Credit Suisse Commodity ACCESS Strategy Fund
Consolidated Schedule of Investments
October 31, 2017

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
UNITED STATES AGENCY OBLIGATIONS (63.3%)
$775	Federal Farm Credit Banks, LIBOR 1M + 0.175%(1)	(AA+, Aaa)	02/25/19	1.413	$777,731
800	Federal Farm Credit Banks, LIBOR 1M + 0.150%(1)	(AA+, Aaa)	03/15/19	1.389	802,983
400	Federal Farm Credit Banks, USBMMY3M + 0.120%(1)	(AA+, Aaa)	05/08/19	1.253	400,194
700	Federal Farm Credit Banks, LIBOR 1M + 0.190%(1)	(AA+, Aaa)	08/19/19	1.428	703,525
500	Federal Farm Credit Banks, FCPR DLY - 3.080%(1)	(AA+, Aaa)	09/13/19	1.170	499,907
350	Federal Farm Credit Banks, LIBOR 3M - 0.010%(1)	(AA+, Aaa)	09/23/19	1.318	350,918
400	Federal Farm Credit Banks, FCPR DLY - 3.075%(1)	(AA+, Aaa)	09/25/19	1.175	399,924
800	Federal Farm Credit Banks, FCPR DLY - 3.080%(1)	(AA+, Aaa)	10/10/19	1.170	799,768
300	Federal Farm Credit Banks, LIBOR 1M + 0.180%(1)	(AA+, Aaa)	10/11/19	1.417	301,580
500	Federal Farm Credit Banks, LIBOR 1M + 0.180%(1)	(AA+, Aaa)	10/24/19	1.418	502,385
800	Federal Farm Credit Banks, LIBOR 3M - 0.060%(1)	(AA+, Aaa)	10/25/19	1.307	801,171
900	Federal Farm Credit Banks, LIBOR 3M - 0.120%(1)	(AA+, Aaa)	01/27/20	1.254	899,701
850	Federal Farm Credit Banks, LIBOR 1M + 0.050%(1)	(AA+, Aaa)	02/21/20	1.289	851,180
150	Federal Farm Credit Banks, FCPR DLY - 3.010%(1)	(AA+, Aaa)	07/21/20	1.240	149,899
350	Federal Farm Credit Banks, LIBOR 1M + 0.010%(1)	(AA+, Aaa)	08/24/20	1.248	350,145
150	Federal Farm Credit Banks, FCPR DLY - 3.020%(1)	(AA+, Aaa)	09/28/20	1.230	149,978
700	Federal Farm Credit Banks, LIBOR 1M + 0.400%(1)	(AA+, Aaa)	12/08/23	1.638	705,120
500	Federal Home Loan Banks, LIBOR 1M + 0.070%(1)	(AA+, Aaa)	11/24/17	1.308	500,074
600	Federal Home Loan Banks, LIBOR 3M - 0.120%(1)	(AA+, Aaa)	09/20/18	1.205	600,348
400	Federal Home Loan Banks	(AA+, Aaa)	01/16/19	1.250	398,596
500	Federal Home Loan Banks, LIBOR 1M - 0.085%(1)	(AA+, Aaa)	03/13/19	1.154	499,944
600	Federal Home Loan Banks	(AA+, Aaa)	08/28/19	1.550	599,467
1,000	Federal Home Loan Banks, LIBOR 3M + 0.125%(1)	(AA+, Aaa)	07/01/20	1.460	1,006,288
450	Federal Home Loan Banks, LIBOR 1M + 0.150%(1)	(AA+, Aaa)	09/28/20	1.392	451,828
400	Federal Home Loan Banks	(AA+, Aaa)	07/23/21	2.000	397,564
500	Federal Home Loan Mortgage Corp., LIBOR 3M - 0.030%(1)	(AA+, Aaa)	01/08/18	1.319	500,200
400	Federal Home Loan Mortgage Corp., LIBOR 3M + 0.020%(1)	(AA+, Aaa)	03/08/18	1.337	400,336
1,000	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	07/26/19	1.600	999,076
200	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	08/15/19	1.375	199,160
500	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	09/27/19	1.500	498,970
500	Federal Home Loan Mortgage Corp. Discount Notes	(AA+, Aaa)	02/05/18	1.080	498,494
300	Federal National Mortgage Association	(AA+, Aaa)	02/26/19	1.250	298,694
1,400	Federal National Mortgage Association, LIBOR 1M + 0.000%(1)	(AA+, Aaa)	02/28/19	1.242	1,401,786
1,150	Federal National Mortgage Association, LIBOR 1M + 0.000%(1)	(AA+, Aaa)	03/08/19	1.238	1,151,386
700	Federal National Mortgage Association, LIBOR 3M - 0.150%(1)	(AA+, Aaa)	03/13/20	1.167	700,407
600	Federal National Mortgage Association, LIBOR 3M - 0.160%(1)	(AA+, Aaa)	03/25/20	1.168	600,071
200	Federal National Mortgage Association	(AA+, Aaa)	04/27/20	1.800	200,121
TOTAL UNITED STATES AGENCY OBLIGATIONS (Cost $21,324,057)					21,348,919

See Accompanying Notes to Consolidated Financial Statements.
10

Credit Suisse Commodity ACCESS Strategy Fund
Consolidated Schedule of Investments (continued)
October 31, 2017

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
UNITED STATES TREASURY OBLIGATIONS (25.2%)
$200	United States Treasury Floating Rate Notes, USBMMY3M + 0.272%(1)	(AA+, Aaa)	01/31/18	1.405	$200,162
1,700	United States Treasury Floating Rate Notes, USBMMY3M + 0.174%(1),(2)	(AA+, Aaa)	07/31/18	1.307	1,702,601
800	United States Treasury Floating Rate Notes, USBMMY3M + 0.170%(1)	(AA+, Aaa)	10/31/18	1.303	801,681
1,000	United States Treasury Floating Rate Notes, USBMMY3M + 0.140%(1),(3)	(AA+, Aaa)	01/31/19	1.273	1,002,073
1,400	United States Treasury Floating Rate Notes, USBMMY3M + 0.060%(1)	(AA+, Aaa)	07/31/19	1.193	1,400,735
2,000	United States Treasury Floating Rate Notes, USBMMY3M + 0.048%(1)	(AA+, Aaa)	10/31/19	1.181	1,999,117
500	United States Treasury Notes	(AA+, Aaa)	03/31/18	0.875	499,239
900	United States Treasury Notes	(AA+, Aaa)	04/30/18	0.625	896,994
TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost $8,497,459)					8,502,602
SHORT-TERM INVESTMENT (6.4%)
2,148	State Street Bank and Trust Co. Euro Time Deposit (Cost $2,148,268)		11/01/17	0.120	2,148,268
TOTAL INVESTMENTS AT VALUE (94.9%) (Cost $31,969,784)					31,999,789

OTHER ASSETS IN EXCESS OF LIABILITIES (5.1%)	1,725,232
NET ASSETS (100.0%)	$33,725,021

†  Credit ratings given by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

(1)  Variable rate obligation — The interest rate shown is the rate in effect as of October 31, 2017.

(2)  At October 31, 2017, $1,702,601 in the value of this security has been pledged to cover initial margin requirements for open futures contracts.

(3)  At October 31, 2017, $243,504 in the value of this security has been pledged as collateral for open swap contracts.

INVESTMENT ABBREVIATIONS

1M = 1 Month

3M = 3 Month

FCPR = Federal Reserve Bank Prime Loan Rate U.S.

LIBOR = London Interbank Offered Rate

USBMMY3M = U.S. Treasury 3 Month Bill Money Market Yield

See Accompanying Notes to Consolidated Financial Statements.
11

Credit Suisse Commodity ACCESS Strategy Fund
Consolidated Schedule of Investments (continued)
October 31, 2017

Futures Contracts

Contract Description	Currency	Expiration Date	Number of Contracts	Notional Value	Net Unrealized Appreciation (Depreciation)
Contracts to Purchase
Energy
Light Sweet Crude Oil Futures	USD	Jan 2018	100	$5,459,000	$230,092
Brent Crude Oil Futures	USD	Mar 2018	6	362,640	23,808
Natural Gas Futures	USD	Mar 2018	90	2,700,000	(34,815)
Brent Crude Oil Futures	USD	Dec 2018	29	1,695,630	91,712
Light Sweet Crude Oil Futures	USD	Dec 2018	67	3,551,000	58,606
					$369,403
Livestock
Lean Hogs Futures	USD	Dec 2017	21	571,200	$28,116
Cattle Feeder Futures	USD	Jan 2018	18	1,436,175	57,000
					$85,116
Contracts to Sell
Agriculture
Hard Red Spring Wheat Futures	USD	Dec 2017	(6)	(183,825)	$16,864
Energy
Brent Crude Oil Futures	USD	Jan 2018	(45)	(2,742,300)	$(208,001)
Light Sweet Crude Oil Futures	USD	Mar 2018	(67)	(3,666,240)	(108,688)
Natural Gas Futures	USD	Apr 2018	(90)	(2,575,800)	20,158
					$(296,531)
Net unrealized appreciation (depreciation)					$174,852

Total Return Swap Contracts

Currency	Notional Amount	Expiration Date	Counterparty	Receive Return of the Reference Index	Pay	Upfront Premiums Paid	Upfront Premiums Received	Net Unrealized Appreciation (Depreciation)
USD	$7,559,235	11/21/17	CIBC	Credit Suisse Commodity Benchmark Total Return Index	1.35%	$—	$—	$134,780
USD	18,804,000	11/03/17	Macquarie	Macquarie Commodity Customized Product 260E Index	1.51%	—	—	167,472
USD	7,559,235	11/21/17	Macquarie	Credit Suisse Commodity Benchmark Total Return Index	1.36%	—	—	134,766
USD	7,301,926	11/21/17	RBC Capital	Credit Suisse Commodity Benchmark Total Return Index	1.38%	—	—	130,151
								$567,169

See Accompanying Notes to Consolidated Financial Statements.
12

Credit Suisse Commodity ACCESS Strategy Fund
Consolidated Statement of Assets and Liabilities
October 31, 2017

Assets
Investments at value (Cost $31,969,784) (Note 2)	$31,999,789
Cash	48,460
Cash segregated at brokers for swap contracts (Note 2)	1,050,000
Unrealized appreciation on open swap contracts (Note 2)	567,169
Receivable from investment adviser (Note 3)	73,997
Interest receivable	35,120
Variation margin receivable on futures contracts (Note 2)	29,705
Receivable for Fund shares sold	439
Prepaid expenses and other assets	33,551
Total assets	33,838,230
Liabilities
Administrative services fee payable (Note 3)	3,996
Shareholder servicing/Distribution fee payable (Note 3)	309
Trustees' fee payable	15,157
Payable for Fund shares redeemed	13
Accrued expenses	93,734
Total liabilities	113,209
Net Assets
Capital stock, $.001 par value (Note 6)	5,968
Paid-in capital (Note 6)	31,225,382
Undistributed net investment income	1,745,742
Accumulated net realized loss from investments, futures contracts and swap contracts	(24,097)
Net unrealized appreciation from investments, futures contracts and swap contracts	772,026
Net assets	$33,725,021
I Shares
Net assets	$32,994,866
Shares outstanding	5,835,727
Net asset value, offering price and redemption price per share	$5.65
A Shares
Net assets	$477,921
Shares outstanding	85,572
Net asset value and redemption price per share	$5.59
Maximum offering price per share (net asset value/(1-4.75%))	$5.87
C Shares
Net assets	$252,234
Shares outstanding	46,921
Net asset value and offering price per share	$5.38

See Accompanying Notes to Consolidated Financial Statements.
13

Credit Suisse Commodity ACCESS Strategy Fund
Consolidated Statement of Operations
For the Year Ended October 31, 2017

Investment Income
Interest	$310,044
Total investment income	310,044
Expenses
Investment advisory fees (Note 3)	284,051
Administrative services fees (Note 3)	13,499
Shareholder servicing/Distribution fees (Note 3)
Class A	1,326
Class C	2,533
Legal fees	116,018
Audit and tax fees	64,814
Registration fees	62,373
Trustees' fees	49,060
Printing fees	33,376
Custodian fees	15,896
Transfer agent fees (Note 3)	15,173
Commitment fees (Note 4)	9,038
Insurance expense	821
Miscellaneous expense	6,065
Total expenses	674,043
Less: fees waived and expenses reimbursed (Note 3)	(381,749)
Net expenses	292,294
Net investment income	17,750
Net Realized and Unrealized Gain (Loss) from Investments, Futures Contracts and Swap Contracts
Net realized gain from investments	5,685
Net realized loss from futures contracts	(644,447)
Net realized gain from swap contracts	554,942
Net change in unrealized appreciation (depreciation) from investments	6,227
Net change in unrealized appreciation (depreciation) from futures contracts	826,757
Net change in unrealized appreciation (depreciation) from swap contracts	1,200,568
Net realized and unrealized gain from investments, futures contracts and swap contracts	1,949,732
Net increase in net assets resulting from operations	$1,967,482

See Accompanying Notes to Consolidated Financial Statements.
14

Credit Suisse Commodity ACCESS Strategy Fund
Consolidated Statement of Changes in Net Assets

	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
From Operations
Net investment income (loss)	$17,750	$(101,614)
Net realized loss from investments, futures contracts and swap contracts	(83,820)	(275,446)
Net change in unrealized appreciation (depreciation) from investments, futures contracts and swap contracts	2,033,552	(1,363,937)
Net increase (decrease) in net assets resulting from operations	1,967,482	(1,740,997)
From Distributions
Distributions from net realized gains
Class I	—	(6,085)
Class A	—	(57)
Class C	—	(59)
Net decrease in net assets resulting from distributions	—	(6,201)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	635,981	553,272
Reinvestment of dividends and distributions	—	6,200
Net asset value of shares redeemed	(1,412,632)	(755,004)
Net decrease in net assets from capital share transactions	(776,651)	(195,532)
Net increase (decrease) in net assets	1,190,831	(1,942,730)
Net Assets
Beginning of year	32,534,190	34,476,920
End of year	$33,725,021	$32,534,190
Accumulated net investment income (loss)	$1,745,742	$(211,667)

See Accompanying Notes to Consolidated Financial Statements.
15

Credit Suisse Commodity ACCESS Strategy Fund
Consolidated Financial Highlights
(For a Class I Share of the Fund Outstanding Throughout Each Year)

	For the Year Ended October 31,
	2017	2016	2015	2014	2013
Per share data
Net asset value, beginning of year	$5.33	$5.61	$8.51	$9.30	$9.40
INVESTMENT OPERATIONS
Net investment income (loss)[1]	0.00[2]	(0.02)	(0.04)	(0.07)	(0.06)
Net gain (loss) from investments, futures contracts and swap contracts (both realized and unrealized)	0.32	(0.26)	(2.86)	(0.72)	(0.04)
Total from investment operations	0.32	(0.28)	(2.90)	(0.79)	(0.10)
LESS DISTRIBUTIONS
Distributions from net realized gains	—	(0.00)[3]	(0.00)[3]	—	—
Total distributions	—	(0.00)[3]	(0.00)[3]	—	—
Net asset value, end of year	$5.65	$5.33	$5.61	$8.51	$9.30
Total return[4]	6.00%	(4.97)%	(34.07)%	(8.49)%	(1.06)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$32,995	$31,762	$33,799	$50,002	$23,711
Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets	0.07%	(0.32)%	(0.61)%	(0.70)%	(0.69)%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	1.19%	0.90%	0.70%	0.62%	1.56%
Portfolio turnover rate	84%	137%	116%	117%	79%

1  Per share information is calculated using the average shares outstanding method.

2  This amount represents less than $0.01 per share.

3  This amount represents less than $(0.01) per share.

4  Total returns are historical and include change in share price and reinvestment of all distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower.

See Accompanying Notes to Consolidated Financial Statements.
16

Credit Suisse Commodity ACCESS Strategy Fund
Consolidated Financial Highlights
(For a Class A Share of the Fund Outstanding Throughout Each Year)

	For the Year Ended October 31,
	2017	2016	2015	2014	2013
Per share data
Net asset value, beginning of year	$5.28	$5.57	$8.46[1]	$9.27	$9.40
INVESTMENT OPERATIONS
Net investment loss[2]	(0.01)	(0.03)	(0.05)	(0.09)	(0.09)
Net gain (loss) from investments, futures contracts and swap contracts (both realized and unrealized)	0.32	(0.26)	(2.84)	(0.72)	(0.04)
Total from investment operations	0.31	(0.29)	(2.89)	(0.81)	(0.13)
LESS DISTRIBUTIONS
Distributions from net realized gains	—	(0.00)[3]	(0.00)[3]	—	—
Total distributions	—	(0.00)[3]	(0.00)[3]	—	—
Net asset value, end of year	$5.59	$5.28	$5.57	$8.46[1]	$9.27
Total return[4]	5.87%	(5.19)%	(34.15)%	(8.74)%	(1.38)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$478	$516	$346	$260	$237
Ratio of net expenses to average net assets	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of net investment loss to average net assets	(0.18)%	(0.56)%	(0.85)%	(0.95)%	(0.93)%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	1.19%	0.90%	0.70%	0.62%	1.56%
Portfolio turnover rate	84%	137%	116%	117%	79%

1  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon net asset values may differ from the net asset values and returns for shareholder transactions.

2  Per share information is calculated using the average shares outstanding method.

3  This amount represents less than $(0.01) per share.

4  Total returns are historical and include change in share price, reinvestment of all distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower.

See Accompanying Notes to Consolidated Financial Statements.
17

Credit Suisse Commodity ACCESS Strategy Fund
Consolidated Financial Highlights
(For a Class C Share of the Fund Outstanding Throughout Each Year)

	For the Year Ended October 31,
	2017	2016	2015	2014	2013
Per share data
Net asset value, beginning of year	$5.12	$5.44	$8.33[1]	$9.20	$9.40
INVESTMENT OPERATIONS
Net investment loss[2]	(0.05)	(0.06)	(0.10)	(0.16)	(0.16)
Net gain (loss) from investments, futures contracts and swap contracts (both realized and unrealized)	0.31	(0.26)	(2.79)	(0.71)	(0.04)
Total from investment operations	0.26	(0.32)	(2.89)	(0.87)	(0.20)
LESS DISTRIBUTIONS
Distributions from net realized gains	—	(0.00)[3]	(0.00)[3]	—	—
Total distributions	—	(0.00)[3]	(0.00)[3]	—	—
Net asset value, end of year	$5.38	$5.12	$5.44	$8.33[1]	$9.20
Total return[4]	5.08%	(5.86)%	(34.69)%	(9.46)%	(2.13)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$252	$257	$332	$226	$122
Ratio of net expenses to average net assets	1.90%	1.90%	1.90%	1.90%	1.90%
Ratio of net investment loss to average net assets	(0.94)%	(1.33)%	(1.60)%	(1.69)%	(1.68)%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	1.19%	0.90%	0.70%	0.62%	1.56%
Portfolio turnover rate	84%	137%	116%	117%	79%

1  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon net asset values may differ from the net asset values and returns for shareholder transactions.

2  Per share information is calculated using the average shares outstanding method.

3  This amount represents less than $(0.01) per share.

4  Total returns are historical and include change in share price, reinvestment of all distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower.

See Accompanying Notes to Consolidated Financial Statements.
18

Credit Suisse Commodity ACCESS Strategy Fund
Notes to Consolidated Financial Statements
October 31, 2017

Note 1. Organization

Credit Suisse Commodity ACCESS Strategy Fund (the "Fund"), a series of the Credit Suisse Commodity Strategy Funds (the "Trust"), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified open-end management investment company that seeks total return that exceeds the return of its benchmark index, the Credit Suisse Commodity Benchmark Total Return Index. The Trust was organized under the laws of the State of Delaware as a statutory trust on May 19, 2004.

Credit Suisse Asset Management, LLC ("Credit Suisse"), the investment adviser to the Fund, is registered as a Commodity Pool Operator with the Commodity Futures Trading Commission. The Fund intends to gain exposure to commodity derivatives through investing in a wholly-owned subsidiary, Credit Suisse Cayman Commodity ACCESS Strategy Fund, Ltd. (the "Subsidiary"), organized under the laws of the Cayman Islands. The Subsidiary invests in commodity-linked derivative instruments, such as swaps and futures. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivatives positions.

The Subsidiary is managed by the same portfolio managers that manage the Fund and the accompanying financial statements reflect the financial position of the Fund and the Subsidiary and the results of operations on a consolidated basis. The consolidated financial statements include portfolio holdings of the Fund and the Subsidiary and all intercompany transactions and balances have been eliminated. The Fund may invest up to 25% of its total assets in the Subsidiary. As of October 31, 2017, the Fund held $7,909,398 in the Subsidiary, representing 23.5% of the Fund's consolidated net assets. For the year ended October 31, 2017, the net realized loss on securities and other financial instruments held in the Subsidiary was $87,666.

Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary.

The Fund offers three classes of shares: Class I shares, Class A shares and Class C shares. Each class of shares represents an equal pro rata interest in the Fund, except the share classes bear different expenses, which reflect the differences in the range of services provided to them. Class A shares are sold subject to a front-end sales charge of up to 4.75%. Class C shares are sold subject to a contingent deferred sales charge ("CDSC") of 1.00% if the shares are redeemed within the first year of purchase. Class I shares are sold without a sales charge.

19

Credit Suisse Commodity ACCESS Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2017

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements. The policies are in accordance with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under GAAP and follows Accounting Standards Codification ("ASC") Topic 946 — Financial Services — Investment Companies.

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. These pricing services generally price fixed income securities assuming orderly transactions of an institutional "round lot" size, but some trades occur in smaller "odd lot" sizes which may be effected at lower prices than institutional round lot trades. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Forward contracts are valued at the London closing spot rates and the London closing forward point rates on a daily basis. The currency forward contract pricing model derives the differential in point rates to the expiration date of the forward and calculates its present value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Trustees (the "Board") to fair value certain securities. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. If

20

Credit Suisse Commodity ACCESS Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2017

Note 2. Significant Accounting Policies (continued)

independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the investment adviser to be unreliable, the market price may be determined by the investment adviser using quotations from one or more brokers/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved and established by the Board.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP established a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at each measurement date. These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2017 in valuing the Fund's assets and liabilities carried at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities
United States Agency Obligations	$—	$21,348,919	$—	$21,348,919
United States Treasury Obligations	—	8,502,602	—	8,502,602
Short-term Investments	—	2,148,268	—	2,148,268
	$—	$31,999,789	$—	$31,999,789
Other Financial Instruments*
Futures Contracts	$526,356	$—	$—	$526,356
Swap Contracts**	—	567,169	—	567,169

21

Credit Suisse Commodity ACCESS Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2017

Note 2. Significant Accounting Policies (continued)

Liabilities	Level 1	Level 2	Level 3	Total
Other Financial Instruments*
Futures Contracts	$351,504	$—	$—	$351,504

*  Other financial instruments include unrealized appreciation (depreciation) on futures and swap contracts.

**  Value includes any premium paid or received with respect to swap contracts, if applicable.

For the year ended October 31, 2017, there were no transfers among Level 1, Level 2 and Level 3. All transfers, if any, are assumed to occur at the end of the reporting period.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that a fund disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance and cash flows. For the year ended October 31, 2017, the Fund's derivatives did not qualify for hedge accounting as they are held at fair value.

Fair Values of Derivative Instruments as of October 31, 2017

	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Commodity Index Return Contracts	Unrealized appreciation on futures contracts	$526,356	*	Unrealized depreciation on futures contracts	$351,504	*
	Unrealized appreciation on swap contracts	567,169		Unrealized depreciation on swap contracts	—
		$1,093,525			$351,504

*  Reflects cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Statement of Assets and Liabilities and Notes to Consolidated Financial Statements. Only unsettled variation margin receivable (payable) is reported in the Consolidated Statement of Assets and Liabilities.

Effect of Derivative Instruments on the Consolidated Statement of Operations

	Location	Realized Gain (Loss)	Location	Net Unrealized Appreciation (Depreciation)
Commodity Index Return Contracts	Net realized loss from futures contracts	$(644,447)	Net change in unrealized appreciation (depreciation) from futures contracts	$826,757
	Net realized gain from swap contracts	554,942	Net change in unrealized appreciation (depreciation) from swap contracts	1,200,568
		$(89,505)		$2,027,325

22

Credit Suisse Commodity ACCESS Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2017

Note 2. Significant Accounting Policies (continued)

The notional amount of futures contracts and swap contracts open at October 31, 2017 is reflected in the Consolidated Schedule of Investments. For the year ended October 31, 2017, the Fund held average monthly notional values on a net basis of $7,088,696, $3,237,868 and $42,621,845 in long futures contracts, short futures contracts and swap contracts, respectively.

The Fund is a party to International Swap and Derivatives Association, Inc. ("ISDA") Master Agreements ("Master Agreements") with certain counterparties that govern over-the-counter derivative (including Total Return, Credit Default and Interest Rate Swaps) and foreign exchange contracts entered into by the Fund. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. Termination events applicable to the Fund may occur upon a decline in the Fund's net assets below a specified threshold over a certain period of time.

The following table presents by counterparty the Fund's derivative assets, net of related collateral held by the Fund, at October 31, 2017:

Counterparty	Gross Amount of Assets Presented in the Consolidated Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
CIBC	$134,780	$—	$—	$—	$134,780
Macquarie	302,238	—	—	—	302,238
RBC Capital	130,151	—	—	—	130,151
	$567,169	$—	$—	$—	$567,169

(a)  Swap contracts are included.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME/EXPENSE — Security transactions are accounted for on a trade date basis. Interest income/expense is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Dividend income/expense is recorded on the ex-dividend date. Certain expenses are class-specific expenses, vary by class and are charged only to that class. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any

23

Credit Suisse Commodity ACCESS Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2017

Note 2. Significant Accounting Policies (continued)

additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Dividends and distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

E) FEDERAL AND OTHER TAXES — No provision is made for federal taxes as it is the Fund's intention to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

In order to qualify as a RIC under the Code, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly-traded partnerships ("Qualifying Income"). The Internal Revenue Service ("IRS") has issued a ruling that income realized from certain types of commodity-linked derivatives would not be Qualifying Income. As a result, the Fund's ability to realize income from investments in such commodity-linked derivatives as part of its investment strategy would be limited to a maximum of 10% of its gross income. The IRS has issued private letter rulings to registered investment companies concluding that income derived from their investment in a wholly-owned subsidiary would constitute Qualifying Income to the fund. The IRS has indicated that the granting of these types of private letter rulings is currently suspended.

If the Fund is unable to ensure continued qualification as a RIC, the Fund may be required to change its investment objective, policies or techniques, or may be liquidated. If the Fund fails to qualify as a RIC, the Fund will be subject to federal income tax on its net income and capital gains at regular corporate

24

Credit Suisse Commodity ACCESS Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2017

Note 2. Significant Accounting Policies (continued)

rates (without reduction for distributions to shareholders). If the Fund were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the Fund would be subject to the risk of diminished returns.

The Fund adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and procedures. The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

F) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit Suisse, pools available cash into a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Fund's custodian. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

G) FUTURES — The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. The Fund may use futures contracts to gain exposure to or hedge against changes in commodities. Upon entering into a futures contract, the Fund is required to deposit cash and/or pledge U.S. Government securities as initial margin with a Futures Commission Merchant ("FCM"). Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses in the Consolidated Statement of Operations until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Futures have minimal counterparty credit risk because futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. In addition, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit and subsequent payments may be required for a futures transaction. The Fund's open futures

25

Credit Suisse Commodity ACCESS Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2017

Note 2. Significant Accounting Policies (continued)

contracts are disclosed in the Consolidated Schedule of Investments. At October 31, 2017, the amount of restricted cash held at brokers related to open futures contracts was $0.

The Commodity Exchange Act requires an FCM to segregate all customer transactions and assets from the FCM's proprietary activities. A customer's cash and other equity deposited with an FCM are considered commingled with all other customer funds subject to the FCM's segregation requirements. In the event of an FCM's insolvency, recovery may be limited to the Fund's pro-rata share of segregated customer funds available. It is possible that the recovery amount could be less than the total of cash and other equity deposited.

H) SWAPS — The Fund may enter into commodity index swaps either for hedging purposes or to seek to increase total return. A swap contract is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swap contracts only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The extent of the Fund's exposure to credit and counterparty risks is the discounted net value of the cash flows to be received from the counterparty over the contract's remaining life, to the extent that the amount is positive. These risks are mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty. Therefore, the Fund considers the creditworthiness of each counterparty as well as the amounts posted by the counterparty pursuant to the master netting agreement to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index.

The Fund may enter into total return swap contracts, involving commitments to pay interest in exchange for a market-linked return, both based on notional amounts. The Fund may invest in total return swap contracts for hedging purposes or to seek to increase total return. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

26

Credit Suisse Commodity ACCESS Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2017

Note 2. Significant Accounting Policies (continued)

The Fund records unrealized gains or losses on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains or losses. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation from swap contracts. Realized gains and losses from terminated swaps are included in net realized gains/losses from swap contracts. The Fund's open swap contracts are disclosed in the Consolidated Schedule of Investments. At October 31, 2017, the amount of restricted cash held at brokers related to open swap contracts was $1,050,000.

I) SECURITIES LENDING — The initial collateral received by the Fund is required to have a value of at least 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). The collateral is maintained thereafter at a value equal to at least 102% of the current market value of the securities on loan. The market value of loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including funds advised by SSB, the Fund's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Fund to act as the Fund's securities lending agent. The Fund's securities lending arrangement provides that the Fund and SSB will share the net income earned from securities lending activities. Securities lending income is accrued as earned. At October 31, 2017 and during the year ended October 31, 2017, there were no securities out on loan.

J) OTHER — In the normal course of business the Fund trades financial instruments and enters into financial transactions for which risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Fund may be exposed to counterparty risk, including securities lending, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the

27

Credit Suisse Commodity ACCESS Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2017

Note 2. Significant Accounting Policies (continued)

financial assets recorded in the consolidated financial statements. Financial assets, which potentially expose the Fund to credit risk, consist principally of cash due from counterparties and investments. The extent of the Fund's exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Fund's Consolidated Statement of Assets and Liabilities.

K) RECENT ACCOUNTING PRONOUNCEMENTS — On August 26, 2016, Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2016-15, "Statement of Cash Flows (Topic 230), a consensus of the FASB's Emerging Issues Task Force" ("ASU 2016-15"). ASU 2016-15 is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. The issues addressed in ASU 2016-15 are: debt prepayment or debt extinguishment costs, settlement of zero-coupon debt instruments, contingent consideration payments made after a business combination, proceeds from the settlement of insurance claims, proceeds from the settlement of corporate-owned life insurance policies, including bank-owned life insurance policies, distributions received from equity method investments, beneficial interests in securitization transactions; and, separately identifiable cash flows and application of the predominance principle. ASU 2016-15 is effective for interim and annual reporting periods beginning after December 15, 2017. Management is currently evaluating the impact, if any, of applying this provision.

In November 2016, FASB issued Accounting Standards Update No. 2016-18, "Statement of Cash Flows (Topic 230), Restricted Cash, a consensus of the FASB's Emerging Issues Task Force" ("ASU 2016-18"). ASU 2016-18 requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The amendments in ASU 2016-18 do not provide a definition of restricted cash or restricted cash equivalents. ASU 2016-18 is effective for interim and annual reporting periods beginning after December 15, 2017. Management is currently evaluating the impact, if any, of applying this provision.

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, "final rules") intended to modernize the reporting and disclosure of information by registered

28

Credit Suisse Commodity ACCESS Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2017

Note 2. Significant Accounting Policies (continued)

investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. The Fund has adopted the amendments to Regulation S-X and upon evaluation, has concluded that the amendments do not materially impact the financial statements. However, as required, additional or enhanced disclosure has been included.

L) SUBSEQUENT EVENTS — In preparing the financial statements as of October 31, 2017, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of release of this report. No such events requiring recognition or disclosure were identified through the date of the release of this report.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser and co-administrator for the Fund. Effective November 15, 2016, for its investment advisory and administration services, Credit Suisse is entitled to receive a fee from the Fund at an annual rate of 0.89% of the Fund's average daily net assets. Prior to November 15, 2016, the Fund paid Credit Suisse advisory fees at the annual rate of 0.80% of the Fund's average daily net assets and co-administration fees at an annual rate of 0.09% of the Fund's average daily net assets. On November 15, 2016, the Fund entered into an Investment Management Agreement with Credit Suisse which bundled the advisory and administration fees into a single fee. For the year ended October 31, 2017, investment advisory and administration fees earned and fees waived/expenses reimbursed by Credit Suisse were $286,248 and $381,749, respectively. Credit Suisse has contractually agreed to limit expenses so that the Fund's annual operating expenses do not exceed 0.90% of the Fund's average daily net assets for Class I shares, 1.15% of the Fund's average daily net assets for Class A shares, and 1.90% of the Fund's average daily net assets for Class C shares. The Fund is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously reimbursed by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than three years after the end of the fiscal year during which such fees were limited or expenses were reimbursed by Credit Suisse and the reimbursements do not cause the Fund to exceed the applicable expense limitation in the contract at

29

Credit Suisse Commodity ACCESS Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2017

Note 3. Transactions with Affiliates and Related Parties (continued)

the time the fees are recouped. This contract may not be terminated before February 28, 2019.

The amounts waived and reimbursed by Credit Suisse, which are available for potential future recoupment by Credit Suisse, and the expiration schedule at October 31, 2017 are as follows:

	Fee waivers/ expense reimbursements subject to recoupment*	Expires October 31, 2018	Expires October 31, 2019	Expires October 31, 2020
Class I	$776,094	$248,312	$236,143	$291,639
Class A	9,549	1,580	3,025	4,944
Class C	6,214	1,847	2,005	2,362
Totals	$791,857	$251,739	$241,173	$298,945

*  Subsidiary expenses are not eligible for recoupment.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended October 31, 2017, co-administrative services fees earned by SSB (including out-of-pocket expenses) with respect to the Fund were $11,302.

Credit Suisse Securities (USA) LLC ("CSSU"), an affiliate of Credit Suisse, serves as the distributor of the Fund's shares. Pursuant to a distribution plan adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSSU receives fees for its distribution services. These fees are calculated at an annual rate of 0.25% of the average daily net assets of the Class A shares. For the Class C shares, the fee is calculated at an annual rate of 1.00% of the average daily net assets. For the year ended October 31, 2017, the Fund paid Rule 12b-1 distribution fees of $1,326 for Class A shares and $2,533 for Class C shares. Class I shares are not subject to Rule 12b-1 distribution fees.

Certain brokers, dealers and financial representatives provide transfer agent-related services to the Fund and receive compensation from the Fund. For the year ended October 31, 2017, the Fund paid $12,301, which is included within transfer agent fees in the Consolidated Statement of Operations.

For the year ended October 31, 2017, CSSU and its affiliates advised the Fund that there was no commissions earned on the sale of the Fund's Class A and Class C shares.

30

Credit Suisse Commodity ACCESS Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2017

Note 4. Line of Credit

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a committed, unsecured line of credit facility ("Credit Facility"), with SSB in an aggregated amount of $250 million for temporary or emergency purposes under a first-come, first-served basis. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at either the Overnight Federal Funds rate or the Overnight LIBOR rate plus a spread. At October 31, 2017 and during the year ended October 31, 2017, the Fund had no borrowings outstanding under the Credit Facility.

Note 5. Purchases and Sales of Securities

For the year ended October 31, 2017, purchases and sales of U.S. Government and Agency Obligations were $23,531,051 and $23,262,845, respectively.

Note 6. Capital Share Transactions

The Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share.

The Fund offers Class I, Class A and Class C shares. Transactions in capital shares for each class of the Fund were as follows:

	Class I
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Value	Shares	Value
Shares sold	35,100	$190,311	65,317	$303,543
Shares issued in reinvestment of distributions	—	—	1,263	6,085
Shares redeemed	(157,408)	(891,685)	(132,204)	(631,245)
Net decrease	(122,308)	$(701,374)	(65,624)	$(321,617)

31

Credit Suisse Commodity ACCESS Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2017

Note 6. Capital Share Transactions (continued)

	Class A
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Value	Shares	Value
Shares sold	82,762	$434,889	48,647	$238,947
Shares issued in reinvestment of distributions	—	—	12	57
Shares redeemed	(94,932)	(494,245)	(13,122)	(66,052)
Net increase (decrease)	(12,170)	$(59,356)	35,537	$172,952
	Class C
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Value	Shares	Value
Shares sold	2,033	$10,781	2,434	$10,782
Shares issued in reinvestment of distributions	—	—	12	58
Shares redeemed	(5,258)	(26,702)	(13,249)	(57,707)
Net decrease	(3,225)	$(15,921)	(10,803)	$(46,867)

On October 31, 2017, the number of shareholders that held 5% or more of the outstanding shares of each class of the Fund was as follows:

	Number of Shareholders		Approximate Percentage of Outstanding Shares
Class I	1	*	97%
Class A	6	*	91%
Class C	2	*	98%

* This includes the seed money from Merchant Holding, Inc., an affiliate of Credit Suisse.

The Fund's performance may be negatively impacted in the event one or more of the Fund's greater than 5% shareholders were to redeem at a given time. Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Income Tax Information and Distributions to Shareholders

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

There were no distributions paid by the Fund to shareholders during the year ended October 31, 2017. The tax character of distributions paid by the Fund during the year ended October 31, 2016 was as follows:

Long-Term Capital Gain
$6,201

32

Credit Suisse Commodity ACCESS Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2017

Note 7. Income Tax Information and Distributions to Shareholders (continued)

The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to differing treatments of offering expenses. At October 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$1,771,728
Accumulated net realized loss	(24,097)
Unrealized appreciation	772,026
$2,519,657

During the tax year ended October 31, 2017, the Fund utilized $3,846 of capital loss carryforwards.

At October 31, 2017, the Fund had $24,097 of unlimited short-term capital loss carryforwards available to offset possible future capital gains.

At October 31, 2017, the cost and net unrealized appreciation (depreciation) of investments and derivatives for income tax purposes were as follows:

Cost of Investments	$31,969,784
Unrealized appreciation	$1,135,172
Unrealized depreciation	(363,146)
Net unrealized appreciation (depreciation)	$772,026

To adjust for current period permanent book/tax differences, paid-in capital was charged $2,027,325, accumulated net realized loss was credited $87,666 and undistributed net investment income was credited $1,939,659. These permanent differences are due to differing book/tax treatment of current year Controlled Foreign Corporation ("CFC") activities. Net assets were not affected by these reclassifications.

Note 8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

33

Credit Suisse Commodity ACCESS Strategy Fund
Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Credit Suisse Commodity ACCESS Strategy Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Credit Suisse Commodity ACCESS Strategy Fund (the "Fund"), a series of the Credit Suisse Commodity Strategy Funds, including the consolidated schedule of investments, as of October 31, 2017, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. The accompanying consolidated financial highlights for each of the years in the two-year period ended October 31, 2014 were audited by other independent registered public accountants whose report thereon dated December 29, 2014, expressed an unqualified opinion on those consolidated financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and broker or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Credit Suisse Commodity ACCESS Strategy Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended in conformity with U.S. generally accepted accounting principles.

New York, New York
December 28, 2017

34

Credit Suisse Commodity ACCESS Strategy Fund
Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee During Past Five Years
Independent Trustees
Laura A. DeFelice c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1959)	Trustee, Nominating and Audit Committee member	Since 2017	Partner of Acacia Properties LLC (multi-family and commercial real estate ownership and operation) from 2008 to present; Stonegate Advisors LLC (renewable energy and energy efficiency) from 2007 to present.	8	None
Jeffrey E. Garten c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1946)	Trustee, Nominating and Audit Committee member	Since Fund Inception	Dean Emeritus of Yale School of Management from July 2015 to present; The Juan Trippe Professor in the Practice of International Trade, Finance and Business from July 2005 to July 2015; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present.	8

Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers); Director of Miller Buckfire & Co., LLC (financial restructuring); Member of Standard & Poor's Board of Managers (credit rating agency) from December 2011 to November 2014.

1 Subject to the Trust's retirement policy, each Trustee may continue to serve as a Trustee until the last day of the calendar year in which the applicable Trustee attains age 75. Officer serves until his or her respective successor has been duly elected and qualified.

35

Credit Suisse Commodity ACCESS Strategy Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee During Past Five Years
Independent Trustees
Mahendra R. Gupta c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1956)	Trustee, Nominating Committee member and Audit Committee Chairman	Since 2017	Professor, Washington University in St. Louis from July 1990 to present; Dean of Olin Business School at Washington University in St. Louis from July 2005 to July 2016; Partner, R.J. Mithaiwala (food manufacturing and retail, India) from March 1977 to present; Partner, F.F.B. Corporation (agriculture, India) from March 1977 to present; Partner, RPMG Research Corporation (benchmark research) from July 2001 to present.	8	Director of Caleres Inc. (footwear) from May 2012 to present

1 Subject to the Trust's retirement policy, each Trustee may continue to serve as a Trustee until the last day of the calendar year in which the applicable Trustee attains age 75. Officer serves until his or her respective successor has been duly elected and qualified.

36

Credit Suisse Commodity ACCESS Strategy Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee During Past Five Years
Independent Trustees
Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Chairman of the Board, Nominating Committee Chairman and Audit Committee member	Trustee since Fund Inception and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present; Partner of Backstage Acquisition Holding, LLC (publication job postings) from November 2013 to present.	10

Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Aberdeen Funds (23 open-end portfolios); Director of Presstek, Inc. (digital imaging technologies company) from 2003 to 2012; Director of Wood Resources, LLC (plywood manufacturing company) from 2003 to October 2013.

Interested Trustee
John G. Popp[2] Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 Year of Birth: 1956	Trustee, Chief Executive Officer and President	Trustee since 2017 Chief Executive Officer and President since 2010	Managing Director of Credit Suisse; Global Head and Chief Investment Officer of the Credit Investments Group; Associated with Credit Suisse or its predecessor since 1997; President and Chief Executive Officer of other Credit Suisse Funds.	10	Trustee of Credit Suisse High Yield Bond Fund; Director of Credit Suisse Asset Management Income Fund, Inc.

1 Subject to the Trust's retirement policy, each Trustee may continue to serve as a Trustee until the last day of the calendar year in which the applicable Trustee attains age 75. Officer serves until his or her respective successor has been duly elected and qualified.

2 Mr. Popp is an "interested person" of the Trust, as defined in the 1940 Act, by virtue of his current position as an officer of Credit Suisse.

37

Credit Suisse Commodity ACCESS Strategy Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers*
Emidio Morizio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since Fund Inception	Managing Director and Global Head of Compliance of Credit Suisse since 2010; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.
Lou Anne McInnis Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1959)	Chief Legal Officer	Since 2015

Director of Credit Suisse; Associated with Credit Suisse since April 2015; Counsel at DLA Piper US LLP from 2011 to April 2015; Associated with Morgan Stanley Investment Management from 1997 to 2010; Officer of other Credit Suisse Funds.

Laurie Pecha Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1961)	Chief Financial Officer	Since 2016

Director of Credit Suisse since August 2016; Senior Consultant of Spectra Professional Services, LLC from January 2012 to July 2016; Vice President of Legg Mason & Co. from March 2007 to December 2011; Officer of other Credit Suisse Funds.

Esther Cheung Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1980)	Treasurer	Since 2016	Vice President of Credit Suisse since 2015; Associated with Reich & Tang Asset Management, LLC from June 2010 to August 2015; Officer of other Credit Suisse Funds.
Karen Regan Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1963)	Vice President and Secretary	Since Fund Inception	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds.

1 Subject to the Trust's retirement policy, each Trustee may continue to serve as a Trustee until the last day of the calendar year in which the applicable Trustee attains age 75. Officer serves until his or her respective successor has been duly elected and qualified.

* The officers of the Fund shown are officers that make policy decisions.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 877-870-2874.

38

Credit Suisse Commodity ACCESS Strategy Fund
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-877-870-2874

•  On the Fund's website, www.credit-suisse.com/us/funds

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

39

This page intentionally left blank

P.O. BOX 55030, BOSTON, MA 02205-5030

877-870-2874 ■ www.credit-suisse.com/us

CREDIT SUISSE SECURITIES (USA) LLC, DISTRIBUTOR.  CAS-AR-1017

CREDIT SUISSE FUNDS

Annual Report

October 31, 2017

■  CREDIT SUISSE
COMMODITY RETURN STRATEGY FUND

The Fund's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Fund, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 877-870-2874 or by visiting our website at www.credit-suisse.com/us/funds.

Credit Suisse Securities (USA) LLC, Distributor, is located at One Madison Avenue, New York, NY 10010. Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

Investors in the Credit Suisse Funds should be aware that they may be eligible to purchase Class I shares (where offered) directly or through certain intermediaries. Such shares are not subject to a sales charge. Investors in the Credit Suisse Funds should also be aware that they may be eligible for a reduction or waiver of the sales charge with respect to Class A or C shares (where offered). For more information, please review the relevant prospectuses or consult your financial representative.

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Fund investments are subject to investment risks, including loss of your investment.

Credit Suisse Commodity Return Strategy Fund
Annual Investment Adviser's Report
October 31, 2017 (unaudited)

November 24, 2017

Dear Shareholder:

We are pleased to present this Annual Report covering the activities of the Credit Suisse Commodity Return Strategy Fund (the "Fund") for the 12-month period ended October 31, 2017.

Performance Summary
11/01/16 – 10/31/17

Fund & Benchmark	Performance
Class I1	2.65%
Class A1,2	2.49%
Class C1,2	1.54%
Bloomberg Commodity Index Total Return[3]	2.35%
Standard & Poor's 500 Index[4]	23.63%

Performance shown for the Fund's Class A and Class C Shares does not reflect sales charges, which are a maximum of 4.75% and 1.00%, respectively.2

Market and Strategy Review:

Commodities gained for the annual period ended October 31, 2017. The Bloomberg Commodity Index Total Return (the "Benchmark") increased 2.35%, with 10 out of 22 index constituents trading higher.

For the 12-month period ended October 31, 2017, the Fund outperformed the Benchmark before fees and Fund expenses. Commodity strategies and underlying cash management both contributed positively to relative performance. Within the portfolio's commodity exposure, forward curve positioning in the Energy and Agriculture sectors had the largest positive impact relative to the Benchmark. Positioning within the Livestock and Industrial Metals sectors also contributed positively to relative performance. The Fund's Class I and A Shares outperformed the Benchmark, while Class C Shares underperformed, after fees and Fund expenses.

Livestock rose the most, increasing 30.58%. Live Cattle, up 31.22%, had a strong start to the period after the U.S. Department of Agriculture (the "USDA") reported record low feedlot placements during the fourth quarter of 2016, reducing U.S. beef production expectations. Strong domestic and foreign demand, assisted by a Brazilian beef scandal which reduced competition for U.S. exports and from China's agreement to begin importing U.S. beef after a 13-year hiatus, also provided support to the commodity. Lean Hogs increased 29.41% after the USDA reported lower amounts of frozen pork in storage and higher

Credit Suisse Commodity Return Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2017 (unaudited)

export demand, especially to Mexico and South Korea, throughout the period compared to the year prior. Domestic demand for popular cuts of pork, such as bacon, also supported Lean Hogs.

Industrial Metals gained 29.53%, broadly supported by strong demand as global economic growth improved and amid tightening supplies across the sector. Copper increased 38.03% as labor strikes in Chile and Indonesia during the first half of the period delayed output from the world's two largest copper mines, lowering supply expectations. Zinc rose 33.09% as consumption continued to outpace production as major zinc mines remained offline, causing London Metal Exchange stockpiles to fall. A supply deficit which began in 2016 persisted through 2017, according to the International Lead and Zinc Study Group. Government restrictions surrounding base metal operations across several Asian countries also provided support to Aluminum and Nickel.

Energy increased 2.32% as the global crude oil supply and demand rebalance progressed during the summer and fall, leading to the long-awaited decline of much of global excess inventories. The rebalance was driven by the high compliance rate of participants to the Organization of the Petroleum Exporting Countries ("OPEC")-led global crude oil production cuts, which began in January 2017, and stronger-than-expected demand for crude oil and petroleum products. Late in the period, conflict between the Iraq national government and the Kurdistan Regional Government reduced production and exports in Northern Iraq. This, along with events elsewhere in the Middle East, Venezuela and Nigeria, increased the geopolitical risk premium. The odds of negative supply shocks increased amid tightening inventories and reduced spare capacity, meaning these disruptions may also carry more impact. In addition, the growing probability that OPEC may extend the production cuts beyond the current March 2018 end date provided additional support.

Precious Metals declined 2.83% for the period, facing a sharp drop immediately after the U.S. presidential election in November as markets looked forward to President Trump's pro-growth policies, reducing safe haven demand for Silver and Gold. In addition, improving labor statistics and manufacturing activity in the U.S. and other parts of the world have encouraged central banks to slowly tighten monetary policy, reducing the appeal of Silver and Gold as alternative stores of wealth. The U.S. Federal Reserve (the "Fed") raised short-term interest rates three times over the 12-month period and has set expectations for an additional hike in December 2017. The European Central Bank (the "ECB") also established a plan to begin tightening its balance sheet beginning in 2018.

Agriculture decreased the most for the period, down 14.60%. Sugar declined 34.46% as favorable weather conditions throughout the period boosted sugar

Credit Suisse Commodity Return Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2017 (unaudited)

output in Brazil, adding to the global glut. In addition, sugar import controls which began in July by India, the largest consumer of sugar, decreased demand expectations. Coffee fell 30.28% after heavy rains in Brazil's key coffee growing regions during late 2016 provided a reprieve from severe drought conditions. Brazil received more beneficial weather in the second and third quarters of 2017, which increased USDA forecasts of a global surplus for the 2017/18 season. A weaker Brazilian Real, which incentivized more exports, also weighed on both Sugar and Coffee. Chicago Wheat and Kansas City Wheat also decreased after the USDA reported larger-than-expected U.S. production for the 2017 crop year, starting with the July World Agricultural Supply and Demand Estimates report.

Outlook:

Numerous extreme weather events have had significant economic impact to various countries so far this year. These weather shocks impacted key commodity producing regions, and weather continues to have the potential to significantly affect the supply fundamentals of energy and agricultural commodities. The U.S. National Oceanic and Atmospheric Administration to date has predicted a relatively weak La Niña effect over the Pacific Ocean to occur before year end. However, if that were to strengthen in the coming months, the weather pattern could disrupt the growing and harvesting patterns for some crops while increasing natural gas heating demand in other parts of the region. Despite multiple U.S. hurricanes causing severe flooding and some infrastructure damage, forcing some local economies to come to temporary standstills, the U.S. third quarter Gross Domestic Product ("GDP") growth came in higher than expected at 3%, supported by both strong manufacturing and service sector activity for the month of September. Consumer confidence in the U.S. economy rose in October, as evidenced by the University of Michigan's Index of Consumer Sentiment reaching its highest level since 2004. In addition, the unemployment rate fell to 4.1% in October. These positive economic indicators continue to provide support for a probable Fed rate hike in December 2017.

In Europe, tensions escalated between Catalonia's regional government and the Spanish national government. However, the Eurozone's economic recovery continued into the beginning of the fourth quarter. After the ECB's latest meeting held late in October 2017, ECB President Draghi announced that it will begin to reduce the monthly bond purchasing amount by half beginning in 2018, though he also stated he would continue the program longer than expected, highlighting that the ECB will continue to divert from U.S. policy by remaining more dovish. This divergence of global central bank policies creates additional uncertainty and the potential to increase currency volatility. However, even as the U.S. and some other central banks begin to tighten, they remain accommodative by

Credit Suisse Commodity Return Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2017 (unaudited)

historical standards, while the world's major economies are growing in a coordinated fashion. The potential for inflation risk remains, highlighting the benefit of holding commodities as a valuable hedge against unexpected inflation.

The Credit Suisse Commodities Management Team

Nelson Louie
Christopher Burton

The Fund is non-diversified, which means it may invest a greater proportion of its assets in the securities of a smaller number of issuers than a diversified mutual fund and may therefore be subject to greater volatility. The Fund's investment in commodity linked derivative instruments may subject the Fund to greater volatility than investment in traditional securities, particularly in investments involving leverage.

The use of derivatives such as commodity-linked structured notes, swaps and futures entails substantial risks, including risk of loss of a significant portion of their principal value, commodity exposure risks, correlation risk, derivatives risk, exposure risk, fixed income risk, futures contract risk, leveraging risk, liquidity risk, interest-rate risk, market risk, portfolio turnover risk, structured note risk, subsidiary risk, swap agreement risk, U.S. government securities risk, credit risk and tax risk. Gains and losses from speculative positions in derivatives may be much greater than the derivative's cost. At any time, the risk of loss of any individual security held by the Fund could be significantly higher than 50% of the security's value. For a detailed discussion of these and other risks, please refer to the Fund's Prospectus, which should be read carefully before investing.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign markets, industry and economic trends and developments and government regulation, and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund, could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

The views of the Fund's management are as of the date of this letter and the Fund holdings described in this document are as of October 31, 2017; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Credit Suisse Commodity Return Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2017 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Commodity Return Strategy Fund1 Class I Shares,
Class A Shares2, Class C Shares2, the Bloomberg
Commodity Index Total Return3 and the Standard & Poor's 500 Index4
For Ten Years.

1  Fee waivers and/or expense reimbursements reduce expenses for the Fund, without which performance would be lower. The Fund entered into a written contract to limit expenses to 0.80% of the Fund's average daily net assets for Class I shares, 1.05% of the Fund's average daily net assets for Class A shares and 1.80% of the Fund's average daily net assets for Class C shares through at least February 28, 2019. This limit excludes certain expenses, as set forth in the Fund's Prospectus.

2  Total return for the Fund's Class A shares for the reporting period, based on offering price (including maximum sales charge of 4.75%), was (2.38)%. Total return for the Fund's Class C shares for the reporting period, based on redemption value (including maximum CDSC of 1.00%), was 0.54%.

3  The Bloomberg Commodity Index Total Return is a broadly diversified futures index currently composed of futures contracts on 22 physical commodities. The index does not have transaction costs and investors may not invest directly in the index.

4  The Standard & Poor's 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of The McGraw-Hill Companies, Inc. The index does not have transaction costs and investors may not invest directly in the index.

Credit Suisse Commodity Return Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2017 (unaudited)

Average Annual Returns as of October 31, 20171

	1 Year	5 Years	10 Years
Class I	2.65%	(9.32)%	(6.85)%
Class A Without Sales Charge	2.49%	(9.54)%	(7.08)%
Class A With Maximum Sales Charge	(2.38)%	(10.43)%	(7.53)%
Class C Without CDSC	1.54%	(10.21)%	(7.77)%
Class C With CDSC	0.54%	(10.21)%	(7.77)%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gain distributions, if any. Past performance cannot guarantee future results. The current performance of the Fund may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance information current to the most recent month end is available at www.credit-suisse.com/us/funds.

The annualized gross and net expense ratios are 0.79% for Class I shares, 1.04% for Class A shares and 1.79% for Class C shares.

1   Fee waivers and/or expense reimbursements reduce expenses for the Fund, without which performance would be lower. The Fund entered into a written contract to limit expenses to 0.80% of the Fund's average daily net assets for Class I shares, 1.05% of the Fund's average daily net assets for Class A shares and 1.80% of the Fund's average daily net assets for Class C shares through at least February 28, 2019. This limit excludes certain expenses, as set forth in the Fund's Prospectus.

Credit Suisse Commodity Return Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2017 (unaudited)

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six months ended October 31, 2017.

The table illustrates your Fund's expenses in two ways:

•  Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line.

•  Hypothetical 5% Fund Return. This helps you to compare the Fund's ongoing expenses with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

Credit Suisse Commodity Return Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2017 (unaudited)

Expenses and Value for a $1,000 Investment
for the six-month period ended October 31, 2017

Actual Fund Return	Class I	Class A	Class C
Beginning Account Value 05/01/17	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/17	$1,026.50	$1,027.10	$1,022.20
Expenses Paid per $1,000*	$3.98	$5.26	$9.07
Hypothetical 5% Fund Return
Beginning Account Value 05/01/17	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/17	$1,021.27	$1,020.01	$1,016.23
Expenses Paid per $1,000*	$3.97	$5.24	$9.05
	Class I	Class A	Class C
Annualized Expense Ratios*	0.78%	1.03%	1.78%

*  Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Fund during the period, net of fee waivers and/or actual expense reimbursements, if applicable. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Fund's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Fund's Prospectus.

Portfolio Breakdown*

United States Agency Obligations	77.81%
United States Treasury Obligations	20.87
Short-Term Investment[1]	1.32
Total	100.00%

*  Expressed as a percentage of total investments (excluding securities lending collateral, if applicable) and may vary over time.

1  Primarily reflects cash invested in State Street Bank and Trust Co. Euro Time Deposit, for which the purchases of securities have been executed but not yet settled at October 31, 2017, if applicable.

Credit Suisse Commodity Return Strategy Fund
Consolidated Schedule of Investments
October 31, 2017

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
UNITED STATES AGENCY OBLIGATIONS (75.1%)
$50,000	Federal Farm Credit Banks, LIBOR 1M + 0.175%(1)	(AA+, Aaa)	02/25/19	1.413	$50,176,204
95,000	Federal Farm Credit Banks, LIBOR 1M + 0.150%(1)	(AA+, Aaa)	03/15/19	1.389	95,354,169
57,600	Federal Farm Credit Banks, USBMMY3M + 0.120%(1)	(AA+, Aaa)	05/08/19	1.253	57,627,864
32,000	Federal Farm Credit Banks, USBMMY3M + 0.090%(1)	(AA+, Aaa)	06/19/19	1.223	31,990,626
65,400	Federal Farm Credit Banks, LIBOR 1M + 0.190%(1)	(AA+, Aaa)	08/19/19	1.428	65,729,345
57,500	Federal Farm Credit Banks, FCPR DLY - 3.080%(1)	(AA+, Aaa)	09/13/19	1.170	57,489,293
45,000	Federal Farm Credit Banks, LIBOR 3M - 0.010%(1)	(AA+, Aaa)	09/23/19	1.318	45,118,071
42,400	Federal Farm Credit Banks, FCPR DLY - 3.075%(1)	(AA+, Aaa)	09/25/19	1.175	42,391,972
95,000	Federal Farm Credit Banks, FCPR DLY - 3.080%(1)	(AA+, Aaa)	10/10/19	1.170	94,972,408
33,410	Federal Farm Credit Banks, LIBOR 1M + 0.180%(1)	(AA+, Aaa)	10/11/19	1.417	33,585,968
62,100	Federal Farm Credit Banks, LIBOR 1M + 0.180%(1)	(AA+, Aaa)	10/24/19	1.418	62,396,223
94,400	Federal Farm Credit Banks, LIBOR 3M - 0.060%(1)	(AA+, Aaa)	10/25/19	1.307	94,538,167
97,000	Federal Farm Credit Banks, LIBOR 3M - 0.120%(1)	(AA+, Aaa)	01/27/20	1.254	96,967,780
25,310	Federal Farm Credit Banks, LIBOR 1M + 0.050%(1)	(AA+, Aaa)	02/10/20	1.285	25,358,821
70,435	Federal Farm Credit Banks, LIBOR 1M + 0.050%(1)	(AA+, Aaa)	02/21/20	1.289	70,532,804
17,100	Federal Farm Credit Banks, FCPR DLY - 3.010%(1)	(AA+, Aaa)	07/21/20	1.240	17,088,484
44,500	Federal Farm Credit Banks, LIBOR 1M + 0.010%(1)	(AA+, Aaa)	08/24/20	1.248	44,518,443
16,100	Federal Farm Credit Banks, FCPR DLY - 3.020%(1)	(AA+, Aaa)	09/28/20	1.230	16,097,685
46,000	Federal Farm Credit Banks, LIBOR 1M + 0.350%(1)	(AA+, Aaa)	02/05/21	1.588	46,431,716
9,200	Federal Farm Credit Banks, LIBOR 1M + 0.260%(1)	(AA+, Aaa)	11/23/21	1.499	9,279,344
10,000	Federal Farm Credit Banks, LIBOR 1M + 0.240%(1)	(AA+, Aaa)	01/18/22	1.477	10,043,969
85,000	Federal Farm Credit Banks, LIBOR 1M + 0.400%(1)	(AA+, Aaa)	12/08/23	1.638	85,621,692
21,500	Federal Home Loan Bank Discount Notes	(AA+, Aaa)	11/13/17	1.035	21,492,841
50,000	Federal Home Loan Banks, LIBOR 1M + 0.070%(1)	(AA+, Aaa)	11/24/17	1.308	50,007,400

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Schedule of Investments (continued)
October 31, 2017

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
UNITED STATES AGENCY OBLIGATIONS (continued)
$68,500	Federal Home Loan Banks, LIBOR 3M - 0.120%(1)	(AA+, Aaa)	09/20/18	1.205	$68,539,696
50,000	Federal Home Loan Banks	(AA+, Aaa)	01/16/19	1.250	49,824,550
58,900	Federal Home Loan Banks, LIBOR 1M - 0.085%(1)	(AA+, Aaa)	03/13/19	1.154	58,893,344
80,000	Federal Home Loan Banks	(AA+, Aaa)	08/28/19	1.550	79,928,960
83,000	Federal Home Loan Banks, LIBOR 3M + 0.125%(1)	(AA+, Aaa)	07/01/20	1.460	83,521,940
54,000	Federal Home Loan Banks, LIBOR 1M + 0.150%(1)	(AA+, Aaa)	09/28/20	1.392	54,219,371
49,025	Federal Home Loan Banks	(AA+, Aaa)	07/23/21	2.000	48,726,438
69,500	Federal Home Loan Mortgage Corp., LIBOR 3M - 0.030%(1)	(AA+, Aaa)	01/08/18	1.319	69,527,847
50,000	Federal Home Loan Mortgage Corp., LIBOR 3M + 0.020%(1)	(AA+, Aaa)	03/08/18	1.337	50,042,042
119,300	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	07/26/19	1.600	119,189,767
23,200	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	08/15/19	1.375	23,102,560
59,800	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	09/27/19	1.500	59,676,752
30,000	Federal Home Loan Mortgage Corp. Discount Notes	(AA+, Aaa)	02/02/18	1.100	29,912,430
40,000	Federal Home Loan Mortgage Corp. Discount Notes	(AA+, Aaa)	02/05/18	1.080	39,879,480
43,000	Federal National Mortgage Association	(AA+, Aaa)	02/26/19	1.250	42,812,864
166,800	Federal National Mortgage Association, LIBOR 1M + 0.000%(1)	(AA+, Aaa)	02/28/19	1.242	167,012,835
161,600	Federal National Mortgage Association, LIBOR 1M + 0.000%(1)	(AA+, Aaa)	03/08/19	1.238	161,794,802
82,800	Federal National Mortgage Association, LIBOR 3M - 0.150%(1)	(AA+, Aaa)	03/13/20	1.167	82,848,126
69,000	Federal National Mortgage Association, LIBOR 3M - 0.160%(1)	(AA+, Aaa)	03/25/20	1.168	69,008,105
30,300	Federal National Mortgage Association	(AA+, Aaa)	04/27/20	1.800	30,318,301
TOTAL UNITED STATES AGENCY OBLIGATIONS (Cost $2,610,498,707)					2,613,591,499
UNITED STATES TREASURY OBLIGATIONS (20.1%)
20,000	United States Treasury Floating Rate Notes, USBMMY3M + 0.190%(1)	(AA+, Aaa)	04/30/18	1.323	20,023,625
30,000	United States Treasury Floating Rate Notes, USBMMY3M + 0.174%(1),(2)	(AA+, Aaa)	07/31/18	1.307	30,045,899
80,000	United States Treasury Floating Rate Notes, USBMMY3M + 0.170%(1),(2)	(AA+, Aaa)	10/31/18	1.303	80,168,078
45,000	United States Treasury Floating Rate Notes, USBMMY3M + 0.140%(1),(3)	(AA+, Aaa)	01/31/19	1.273	45,093,280
105,000	United States Treasury Floating Rate Notes, USBMMY3M + 0.070%(1),(2)	(AA+, Aaa)	04/30/19	1.203	105,086,596
165,000	United States Treasury Floating Rate Notes, USBMMY3M + 0.060%(1),(2),(3)	(AA+, Aaa)	07/31/19	1.193	165,086,656

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Schedule of Investments (continued)
October 31, 2017

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
UNITED STATES TREASURY OBLIGATIONS (continued)
$150,000	United States Treasury Floating Rate Notes, USBMMY3M + 0.048%(1)	(AA+, Aaa)	10/31/19	1.181	$149,933,734
24,000	United States Treasury Notes	(AA+, Aaa)	03/31/18	0.875	23,963,484
50,000	United States Treasury Notes	(AA+, Aaa)	04/30/18	0.625	49,833,008
20,000	United States Treasury Notes	(AA+, Aaa)	06/15/18	1.125	19,973,092
11,800	United States Treasury Notes	(AA+, Aaa)	07/15/18	0.875	11,756,556
TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost $700,651,276)					700,964,008
SHORT-TERM INVESTMENT (1.3%)
44,420	State Street Bank and Trust Co. Euro Time Deposit (Cost $44,419,936)		11/01/17	0.120	44,419,936
TOTAL INVESTMENTS AT VALUE (96.5%) (Cost $3,355,569,919)					3,358,975,443
OTHER ASSETS IN EXCESS OF LIABILITIES (3.5%)					123,116,684
NET ASSETS (100.0%)					$3,482,092,127

†  Credit ratings given by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

(1)  Variable rate obligation — The interest rate shown is the rate in effect as of October 31, 2017.

(2)  At October 31, 2017, $82,637,399 in the value of these securities has been pledged as collateral for open swap contracts.

(3)  At October 31, 2017, $30,023,494 in the value of these securities has been pledged to cover initial margin requirements for open futures contracts.

INVESTMENT ABBREVIATIONS

FCPR = Federal Reserve Bank Prime Loan Rate U.S.

LIBOR = London Interbank Offered Rate

USBMMY3M = U.S. Treasury 3 Month Bill Money Market Yield

Futures Contracts

Contract Description	Currency	Expiration Date	Number of Contracts	Notional Value	Net Unrealized Appreciation (Depreciation)
Contracts to Purchase
Energy
Brent Crude Oil Futures	USD	Dec 2018	387	$22,627,890	$1,223,879
Light Sweet Crude Oil Futures	USD	Dec 2018	868	46,004,000	773,057
Natural Gas Futures	USD	Mar 2018	1,158	34,740,000	(449,461)
					$1,547,475

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Schedule of Investments (continued)
October 31, 2017

Futures Contracts (continued)

Contract Description	Currency	Expiration Date	Number of Contracts	Notional Value	Net Unrealized Appreciation (Depreciation)
Contracts to Sell
Energy
Brent Crude Oil Futures	USD	Mar 2018	(387)	$(23,390,280)	$(1,579,018)
Light Sweet Crude Oil Futures	USD	Mar 2018	(868)	(47,496,960)	(1,430,717)
Natural Gas Futures	USD	Apr 2018	(1,158)	(33,141,960)	260,245
					$(2,749,490)
Net unrealized appreciation (depreciation)					$(1,202,015)

Commodity Index Swap Contracts

Currency	Notional Amount	Expiration Date	Counterparty	Receive Return of the Reference Index	Pay	Upfront Premiums Paid	Upfront Premiums Received	Net Unrealized Appreciation (Depreciation)
USD	$28,913,070	11/21/17	Barclays	Bloomberg Commodity Index Total Return	1.25%	$—	$—	$48,951
USD	167,283,347	11/21/17	Barclays	Bloomberg Commodity Index 2 Month Forward Total Return	1.29%	—	—	230,387
USD	165,625,383	11/24/17	BNP Paribas	Bloomberg Commodity Index Total Return	1.25%	—	—	280,360
USD	153,916,633	11/24/17	BNP Paribas	Bloomberg Commodity Index 2 Month Forward Total Return	1.32%	—	—	211,015
USD	127,940,844	11/21/17	CIBC	Bloomberg Commodity Index Total Return	1.25%	—	—	216,611
USD	172,221,066	11/21/17	CIBC	Bloomberg Commodity Index 2 Month Forward Total Return	1.30%	—	—	236,857
USD	165,194,586	11/27/17	Citigroup	Bloomberg Commodity Index Total Return	1.25%	—	—	279,683
USD	113,078,867	11/27/17	Citigroup	Bloomberg Commodity Index 2 Month Forward Total Return	1.30%			155,519
USD	131,555,677	11/21/17	Goldman Sachs	Bloomberg Commodity Index Total Return	1.23%	—	—	223,235
USD	197,402,529	11/21/17	Goldman Sachs	Bloomberg Commodity Index 2 Month Forward Total Return	1.29%	—	—	271,868
USD	20,547,908	11/21/17	JPMorgan Chase	Bloomberg Commodity Index Total Return	1.23%	—	—	34,869
USD	205,312,640	11/21/17	JPMorgan Chase	Bloomberg Commodity Index 2 Month Forward Total Return	1.29%	—	—	282,762
USD	41,321,176	11/21/17	Macquarie	Bloomberg Commodity Index Total Return	1.22%	—	—	70,197

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Schedule of Investments (continued)
October 31, 2017

Commodity Index Swap Contracts (continued)

Currency	Notional Amount	Expiration Date	Counterparty	Receive Return of the Reference Index	Pay	Upfront Premiums Paid	Upfront Premiums Received	Net Unrealized Appreciation (Depreciation)
USD	$498,006,405	11/21/17	Macquarie	Macquarie Commodity Customized Product 112T Index	1.39%	$—	$—	$685,903
USD	434,245,758	11/21/17	Bank of America	Merrill Lynch Commodity Index Extra CS2T Total Return	1.39%	—	—	369,645
USD	96,151,208	11/21/17	Bank of America	Bloomberg Commodity Index Total Return	1.23%	—	—	163,158
USD	73,314,434	11/21/17	Bank of America	BofA Merrill Lynch Commodity MLCILP2 Total Return Strategy	1.43%	—	—	31,251
USD	53,276,400	11/21/17	Morgan Stanley	Bloomberg Commodity Index 2 Month Forward Total Return	1.31%	—	—	73,169
USD	80,716,963	11/21/17	RBC Capital	Bloomberg Commodity Index 2 Month Forward Total Return	1.33%	—	—	110,546
USD	19,957,381	11/21/17	Societe Generale	Bloomberg Commodity Index Total Return	1.25%	—	—	33,789
USD	161,886,293	11/21/17	Societe Generale	Bloomberg Commodity Index 2 Month Forward Total Return	1.33%	—	—	221,712
USD	201,877,066	11/21/17	Societe Generale	Societe Generale P04 TR Index	1.39%	—	—	243,635
USD	148,416,816	11/21/17	UBS	Bloomberg Commodity Index Total Return	1.24%	—	—	251,562
USD	33,944,733	11/21/17	UBS	Bloomberg Commodity Index 2 Month Forward Total Return	1.28%	—	—	46,815
								$4,773,499

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Statement of Assets and Liabilities
October 31, 2017

Assets
Investments at value (Cost $3,355,569,919) (Note 2)	$3,358,975,443
Cash segregated held at brokers for swap contracts (Note 2)	113,637,824
Receivable for Fund shares sold	7,809,976
Unrealized appreciation on open swap contracts (Note 2)	4,773,499
Interest receivable	3,890,269
Prepaid expenses and other assets	132,488
Total assets	3,489,219,499
Liabilities
Investment advisory fee payable (Note 3)	1,728,526
Administrative services fee payable (Note 3)	183,058
Shareholder servicing/Distribution fee payable (Note 3)	24,911
Payable for Fund shares redeemed	3,271,176
Variation margin payable on futures contracts (Note 2)	411,135
Due to custodian	36,270
Trustees' fee payable	15,156
Accrued expenses	1,457,140
Total liabilities	7,127,372
Net Assets
Capital stock, $.001 par value (Note 6)	691,106
Paid-in capital (Note 6)	3,607,701,973
Undistributed net investment income	90,632,156
Accumulated net realized loss from investments, futures contracts and swap contracts	(223,910,116)
Net unrealized appreciation from investments, futures contracts and swap contracts	6,977,008
Net assets	$3,482,092,127
I Shares
Net assets	$3,383,007,166
Shares outstanding	670,913,880
Net asset value, offering price and redemption price per share	$5.04
A Shares
Net assets	$93,046,595
Shares outstanding	18,883,150
Net asset value and redemption price per share	$4.93
Maximum offering price per share (net asset value/(1-4.75%))	$5.18
C Shares
Net assets	$6,038,366
Shares outstanding	1,309,003
Net asset value and offering price per share	$4.61

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Statement of Operations
For the Year Ended October 31, 2017

Investment Income
Interest	$37,519,964
Securities lending	24,021
Total investment income	37,543,985
Expenses
Investment advisory fees (Note 3)	21,644,861
Administrative services fees (Note 3)	720,522
Shareholder servicing/Distribution fees (Note 3)
Class A	230,353
Class C	63,659
Transfer agent fees (Note 3)	5,147,984
Printing fees	879,670
Custodian fees	198,859
Registration fees	117,337
Insurance expense	102,146
Legal fees	81,746
Audit and tax fees	64,814
Trustees' fees	49,060
Commitment fees (Note 4)	21,985
Miscellaneous expense	55,034
Total expenses	29,378,030
Net investment income	8,165,955
Net Realized and Unrealized Gain (Loss) from Investments, Futures Contracts and Swap Contracts
Net realized gain from investments	29,974,320
Net realized loss from futures contracts	(1,877,167)
Net realized gain from swap contracts	34,884,863
Net change in unrealized appreciation (depreciation) from investments	(24,555,334)
Net change in unrealized appreciation (depreciation) from futures contracts	2,268,169
Net change in unrealized appreciation (depreciation) from swap contracts	52,813,778
Net realized and unrealized gain from investments, futures contracts and swap contracts	93,508,629
Net increase in net assets resulting from operations	$101,674,584

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Statement of Changes in Net Assets

	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
From Operations
Net investment income (loss)	$8,165,955	$(6,466,028)
Net realized gain (loss) from investments, futures contracts and swap contracts	62,982,016	(155,096,075)
Net change in unrealized appreciation (depreciation) from investments, futures contracts and swap contracts	30,526,613	(4,125,613)
Net increase (decrease) in net assets resulting from operations	101,674,584	(165,687,716)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	1,096,030,442	2,047,329,447
Net asset value of shares redeemed	(1,691,589,008)	(3,149,800,523)
Net decrease in net assets from capital share transactions	(595,558,566)	(1,102,471,076)
Net decrease in net assets	(493,883,982)	(1,268,158,792)
Net Assets
Beginning of year	3,975,976,109	5,244,134,901
End of year	$3,482,092,127	$3,975,976,109
Undistributed (overdistributed) net investment income	$90,632,156	$(5,862,811)

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Financial Highlights
(For a Class I Share of the Fund Outstanding Throughout Each Year)

	For the Year Ended October 31,
	2017	2016	2015	2014	2013
Per share data
Net asset value, beginning of year	$4.91	$5.02	$6.76	$7.21	$8.22
INVESTMENT OPERATIONS
Net investment income (loss)[1]	0.01	(0.01)	(0.03)	(0.04)	(0.04)
Net gain (loss) from investments, futures contracts and swap contracts (both realized and unrealized)	0.12	(0.10)	(1.71)	(0.41)	(0.97)
Total from investment operations	0.13	(0.11)	(1.74)	(0.45)	(1.01)
REDEMPTION FEES	—	—	—	0.00[2]	0.00[2]
Net asset value, end of year	$5.04	$4.91	$5.02	$6.76	$7.21
Total return[3]	2.65%	(2.19)%	(25.74)%	(6.24)%	(12.29)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$3,383,007	$3,874,976	$5,103,563	$5,311,264	$4,730,828
Ratio of net expenses to average net assets	0.79%	0.79%	0.78%	0.78%	0.78%
Ratio of net investment income (loss) to average net assets	0.23%	(0.16)%	(0.48)%	(0.55)%	(0.55)%
Portfolio turnover rate	86%	151%	122%	103%	99%

1  Per share information is calculated using the average shares outstanding method.

2  This amount represents less than $0.01 per share.

3  Total returns are historical and include change in share price and reinvestment of all dividends and distributions.

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Financial Highlights
(For a Class A Share of the Fund Outstanding Throughout Each Year)

	For the Year Ended October 31,
	2017	2016	2015	2014	2013
Per share data
Net asset value, beginning of year	$4.81	$4.93	$6.65	$7.12	$8.14
INVESTMENT OPERATIONS
Net investment loss[1]	(0.00)[2]	(0.02)	(0.04)	(0.06)	(0.06)
Net gain (loss) from investments, futures contracts and swap contracts (both realized and unrealized)	0.12	(0.10)	(1.68)	(0.41)	(0.96)
Total from investment operations	0.12	(0.12)	(1.72)	(0.47)	(1.02)
REDEMPTION FEES	—	—	—	0.00[2]	0.00[2]
Net asset value, end of year	$4.93	$4.81	$4.93	$6.65	$7.12
Total return[3]	2.49%	(2.43)%	(25.86)%	(6.60)%	(12.53)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$93,047	$94,484	$132,417	$192,423	$304,274
Ratio of net expenses to average net assets	1.04%	1.04%	1.03%	1.03%	1.03%
Ratio of net investment loss to average net assets	(0.01)%	(0.42)%	(0.73)%	(0.81)%	(0.80)%
Portfolio turnover rate	86%	151%	122%	103%	99%

1  Per share information is calculated using the average shares outstanding method.

2  This amount represents less than $0.01 per share.

3  Total returns are historical and include change in share price, reinvestment of all dividends and distributions and no sales charge.

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Financial Highlights
(For a Class C Share of the Fund Outstanding Throughout Each Year)

	For the Year Ended October 31,
	2017	2016	2015	2014	2013
Per share data
Net asset value, beginning of year	$4.54	$4.68	$6.37	$6.86	$7.90
INVESTMENT OPERATIONS
Net investment loss[1]	(0.04)	(0.05)	(0.08)	(0.11)	(0.11)
Net gain (loss) from investments, futures contracts and swap contracts (both realized and unrealized)	0.11	(0.09)	(1.61)	(0.38)	(0.93)
Total from investment operations	0.07	(0.14)	(1.69)	(0.49)	(1.04)
REDEMPTION FEES	—	—	—	0.00[2]	0.00[2]
Net asset value, end of year	$4.61	$4.54	$4.68	$6.37	$6.86
Total return[3]	1.54%	(2.99)%	(26.53)%	(7.14)%	(13.16)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$6,038	$6,516	$8,155	$16,395	$20,267
Ratio of net expenses to average net assets	1.79%	1.79%	1.78%	1.78%	1.78%
Ratio of net investment loss to average net assets	(0.77)%	(1.16)%	(1.49)%	(1.55)%	(1.55)%
Portfolio turnover rate	86%	151%	122%	103%	99%

1  Per share information is calculated using the average shares outstanding method.

2  This amount represents less than $0.01 per share.

3  Total returns are historical and include change in share price, reinvestment of all dividends and distributions and no sales charge.

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements
October 31, 2017

Note 1. Organization

Credit Suisse Commodity Return Strategy Fund (the "Fund"), a series of the Credit Suisse Commodity Strategy Funds (the "Trust"), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified open-end management investment company that seeks total return that exceeds the return of its benchmark index, the Bloomberg Commodity Index Total Return (the "Benchmark"). The Trust was organized under the laws of the State of Delaware as a statutory trust on May 19, 2004.

Credit Suisse Asset Management, LLC ("Credit Suisse"), the investment adviser to the Fund, is registered as a Commodity Pool Operator with the Commodity Futures Trading Commission. The Fund intends to gain exposure to commodity derivatives through investing in a wholly-owned subsidiary, Credit Suisse Cayman Commodity Fund I, Ltd. (the "Subsidiary"), organized under the laws of the Cayman Islands. The Subsidiary invests in commodity-linked derivative instruments, such as swaps and futures. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivatives positions.

The Subsidiary is managed by the same portfolio managers that manage the Fund and the accompanying financial statements reflect the financial position of the Fund and the Subsidiary and the results of operations on a consolidated basis. The consolidated financial statements include portfolio holdings of the Fund and the Subsidiary and all intercompany transactions and balances have been eliminated. The Fund may invest up to 25% of its total assets in the Subsidiary. As of October 31, 2017, the Fund held $645,988,674 in the Subsidiary, representing 18.6% of the Fund's consolidated net assets. For the year ended October 31, 2017, the net realized gain on securities and other financial instruments held in the Subsidiary was $33,247,064.

Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary.

The Fund offers three classes of shares: Class I shares, Class A shares and Class C shares. Each class of shares represents an equal pro rata interest in the Fund, except the share classes bear different expenses, which reflect the differences in the range of services provided to them. Class A shares are sold subject to a front-end sales charge of up to 4.75%. Class C shares are sold subject to a contingent deferred sales charge ("CDSC") of 1.00% if the shares are redeemed within the first year of purchase. Class I shares are sold without a sales charge.

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2017

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements. The policies are in accordance with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under GAAP and follows Accounting Standards Codification ("ASC") Topic 946 — Financial Services — Investment Companies.

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. These pricing services generally price fixed income securities assuming orderly transactions of an institutional "round lot" size, but some trades occur in smaller "odd lot" sizes which may be effected at lower prices than institutional round lot trades. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Forward contracts are valued at the London closing spot rates and the London closing forward point rates on a daily basis. The currency forward contract pricing model derives the differential in point rates to the expiration date of the forward and calculates its present value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Trustees (the "Board") to fair value certain securities. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. If independent third party pricing services are unable to supply prices for a

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2017

Note 2. Significant Accounting Policies (continued)

portfolio investment, or if the prices supplied are deemed by the investment adviser to be unreliable, the market price may be determined by the investment adviser using quotations from one or more brokers/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved and established by the Board.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP established a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at each measurement date. These inputs are summarized in the three broad levels listed below:

•  Level 1  –  quoted prices in active markets for identical investments

•  Level 2  –  other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3  –  significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2017 in valuing the Fund's assets and liabilities carried at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities
United States Agency Obligations	$—	$2,613,591,499	$—	$2,613,591,499
United States Treasury Obligations	—	700,964,008	—	700,964,008
Short-term Investment	—	44,419,936	—	44,419,936
	$—	$3,358,975,443	$—	$3,358,975,443
Other Financial Instruments*
Futures Contracts	$2,257,181	$—	$—	$2,257,181
Swap Contracts**	—	4,773,499	—	4,773,499

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2017

Note 2. Significant Accounting Policies (continued)

Liabilities	Level 1	Level 2	Level 3	Total
Other Financial Instruments*
Futures Contracts	$3,459,196	$—	$—	$3,459,196

*  Other financial instruments include unrealized appreciation (depreciation) on futures and swap contracts.

**  Value includes any premium paid or received with respect to swap contracts, if applicable.

For the year ended October 31, 2017, there were no transfers among Level 1, Level 2 and Level 3. All transfers, if any, are assumed to occur at the end of the reporting period.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that a fund disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance and cash flows. For the year ended October 31, 2017, the Fund's derivatives did not qualify for hedge accounting as they are held at fair value.

Fair Value of Derivative Instruments as of October 31, 2017

	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Commodity Index Return Contracts	Unrealized appreciation on futures contracts	$2,257,181	*	Unrealized depreciation on futures contracts	$3,459,196	*
	Unrealized appreciation on swap contracts	4,773,499		Unrealized depreciation on swap contracts	—
		$7,030,680			$3,459,196

*  Reflects cumulative appreciation (depreciation) on futures contracts as reported in the Consolidated Statement of Assets and Liabilities and Notes to Consolidated Financial Statements. Only unsettled variation margin receivable (payable) is reported in the Consolidated Statement of Assets and Liabilities.

Effect of Derivative Instruments on the Consolidated Statement of Operations

	Location	Realized Gain (Loss)	Location	Net Unrealized Appreciation (Depreciation)
Commodity Index Return Contracts	Net realized loss from futures contracts	$(1,877,167)	Net change in unrealized appreciation (depreciation) from futures contracts	$2,268,169
	Net realized gain from swap contracts	34,884,863	Net change in unrealized appreciation (depreciation) from swap contracts	52,813,778
		$33,007,696		$55,081,947

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2017

Note 2. Significant Accounting Policies (continued)

The notional amount of futures contracts and swap contracts at the year ended October 31, 2017 is reflected in the Consolidated Schedule of Investments. For the year ended October 31, 2017, the Fund held average monthly notional values on a net basis of $48,344,595, $48,300,643 and $3,624,273,870 in long futures contracts, short futures contracts and swap contracts, respectively.

The Fund is a party to International Swap and Derivatives Association, Inc. ("ISDA") Master Agreements ("Master Agreements") with certain counterparties that govern over-the-counter derivative (including Total Return, Credit Default and Interest Rate Swaps) and foreign exchange contracts entered into by the Fund. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. Termination events applicable to the Fund may occur upon a decline in the Fund's net assets below a specified threshold over a certain period of time.

The following table presents by counterparty the Fund's derivative assets, net of related collateral held by the Fund, at October 31, 2017:

Counterparty	Gross Amount of Assets Presented in the Consolidated Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Bank of America	$564,054	$—	$—	$—	$564,054
Barclays	279,338	—	—	—	279,338
BNP Paribas	491,375	—	—	—	491,375
CIBC	453,468	—	—	—	453,468
Citigroup	435,202	—	—	—	435,202
Goldman Sachs	495,103	—	—	—	495,103
JPMorgan Chase	317,631	—	—	—	317,631
Macquarie	756,100	—	—	—	756,100
Morgan Stanley	73,169	—	—	—	73,169
RBC Capital	110,546	—	—	—	110,546
Societe Generale	499,136	—	—	—	499,136
UBS	298,377	—	—	—	298,377
	$4,773,499	$—	$—	$—	$4,773,499

(a)  Swap contracts are included.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME/EXPENSE — Security transactions are accounted for on a trade date basis. Interest income/expense is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Dividend

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2017

Note 2. Significant Accounting Policies (continued)

income/expense is recorded on the ex-dividend date. Certain expenses are class-specific expenses, vary by class and are charged only to that class. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Dividends and distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

E) FEDERAL AND OTHER TAXES — No provision is made for federal taxes as it is the Fund's intention to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

In order to qualify as a RIC under the Code, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly-traded partnerships ("Qualifying Income"). The Fund may seek to track the performance of the Benchmark through investing in structured notes designed to track the performance of the Benchmark. The Fund may, through its investment in the Subsidiary, seek to track the performance of the Benchmark by the Subsidiary's investments in commodity-linked swaps and/or futures contracts. The Fund has obtained a private letter ruling from the Internal

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2017

Note 2. Significant Accounting Policies (continued)

Revenue Service which confirms that its investment in the Subsidiary produces Qualifying Income.

If the Fund is unable to ensure continued qualification as a RIC, the Fund may be required to change its investment objective, policies or techniques, or may be liquidated. If the Fund fails to qualify as a RIC, the Fund will be subject to federal income tax on its net income and capital gains at regular corporate rates (without reduction for distributions to shareholders). If the Fund were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the Fund would be subject to the risk of diminished returns.

The Fund adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and procedures. The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

F) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit Suisse, pools available cash into a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Fund's custodian. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

G) FUTURES — The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. The Fund may use futures contracts to gain exposure to or hedge against changes in commodities. Upon entering into a futures contract, the Fund is required to deposit cash and/or pledge U.S. Government securities as initial margin with a Futures Commission Merchant ("FCM"). Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses in the Consolidated Statement of Operations until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2017

Note 2. Significant Accounting Policies (continued)

of the contract may not correlate with the changes in the value of the underlying instruments. Futures have minimal counterparty credit risk because futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. In addition, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit and subsequent payments may be required for a futures transaction. The Fund's open futures contracts are disclosed in the Consolidated Schedule of Investments. At October 31, 2017, the amount of restricted cash held at brokers related to open futures contracts was $0.

The Commodity Exchange Act requires an FCM to segregate all customer transactions and assets from the FCM's proprietary activities. A customer's cash and other equity deposited with an FCM are considered commingled with all other customer funds subject to the FCM's segregation requirements. In the event of an FCM's insolvency, recovery may be limited to the Fund's pro-rata share of segregated customer funds available. It is possible that the recovery amount could be less than the total of cash and other equity deposited.

H) SWAPS — The Fund may enter into commodity index swaps either for hedging purposes or to seek to increase total return. A swap contract is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swap contracts only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The extent of the Fund's exposure to credit and counterparty risks is the discounted net value of the cash flows to be received from the counterparty over the contract's remaining life, to the extent that the amount is positive. These risks are mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty. Therefore, the Fund considers the creditworthiness of each counterparty as well as the amounts posted by the counterparty pursuant to the master netting agreement to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index.

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2017

Note 2. Significant Accounting Policies (continued)

The Fund may enter into total return swap contracts, involving commitments to pay interest in exchange for a market-linked return, both based on notional amounts. The Fund may invest in total return swap contracts for hedging purposes or to seek to increase total return. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

The Fund records unrealized gains or losses on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains or losses. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation from swap contracts. Realized gains and losses from terminated swaps are included in net realized gains/losses from swap contracts. The Fund's open swap contracts are disclosed in the Consolidated Schedule of Investments. At October 31, 2017, the amount of restricted cash held at brokers related to open swap contracts was $113,637,824.

I) SECURITIES LENDING — The initial collateral received by the Fund is required to have a value of at least 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). The collateral is maintained thereafter at a value equal to at least 102% of the current market value of the securities on loan. The market value of loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including funds advised by SSB, the Fund's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Fund to act as the Fund's securities lending agent. The Fund's securities lending arrangement provides that the Fund and SSB will share the net income earned from securities lending activities. Securities lending income is accrued as earned. At October 31, 2017, there were no securities out on loan.

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2017

Note 2. Significant Accounting Policies (continued)

During the year ended October 31, 2017, total earnings from the Fund's investment in cash collateral received in connection with securities lending arrangements was $32,028, of which $0 was rebated to borrowers (brokers). The Fund retained $24,021 in income from the cash collateral investment, and SSB, as lending agent, was paid $8,007.

J) OTHER — In the normal course of business the Fund trades financial instruments and enters into financial transactions for which risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Fund may be exposed to counterparty risk, including securities lending, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the consolidated financial statements. Financial assets, which potentially expose the Fund to credit risk, consist principally of cash due from counterparties and investments. The extent of the Fund's exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Fund's Consolidated Statement of Assets and Liabilities.

K) RECENT ACCOUNTING PRONOUNCEMENTS — On August 26, 2016, Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2016-15, "Statement of Cash Flows (Topic 230), a consensus of the FASB's Emerging Issues Task Force" ("ASU 2016-15"). ASU 2016-15 is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. The issues addressed in ASU 2016-15 are: debt prepayment or debt extinguishment costs, settlement of zero-coupon debt instruments, contingent consideration payments made after a business combination, proceeds from the settlement of insurance claims, proceeds from the settlement of corporate-owned life insurance policies, including bank-owned life insurance policies, distributions received from equity method investments, beneficial interests in securitization transactions; and, separately identifiable cash flows and application of the predominance principle. ASU 2016-15 is effective for interim and annual reporting periods beginning after December 15, 2017. Management is currently evaluating the impact, if any, of applying this provision.

In November 2016, FASB issued Accounting Standards Update No. 2016-18, "Statement of Cash Flows (Topic 230), Restricted Cash, a consensus of the FASB's Emerging Issues Task Force" ("ASU 2016-18"). ASU 2016-18 requires that a statement of cash flows explain the change during the period in the total of

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2017

Note 2. Significant Accounting Policies (continued)

cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The amendments in ASU 2016-18 do not provide a definition of restricted cash or restricted cash equivalents. ASU 2016-18 is effective for interim and annual reporting periods beginning after December 15, 2017. Management is currently evaluating the impact, if any, of applying this provision.

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, "final rules") intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. The Fund has adopted the amendments to Regulation S-X and upon evaluation, has concluded that the amendments do not materially impact the financial statements. However, as required, additional or enhanced disclosure has been included.

L) SUBSEQUENT EVENTS — In preparing the financial statements as of October 31, 2017, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of release of this report. No such events requiring recognition or disclosure were identified through the date of the release of this report.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser and co-administrator for the Fund. Effective November 15, 2016, for its investment advisory and administration services, Credit Suisse is entitled to receive a fee from the Fund at an annual rate of 0.59% of the Fund's average daily net assets. Prior to November 15, 2016, the Fund paid Credit Suisse advisory fees at the annual rate of 0.50% of the Fund's average daily net assets and co-administration fees at an annual rate of 0.09% of the Fund's average daily net assets. On November 15, 2016, the Fund entered into an Investment Management Agreement with Credit Suisse which bundled the advisory and administration fees into a single fee. For the year ended October 31, 2017, investment advisory and administration fees earned by Credit Suisse were $21,791,820. Credit Suisse has contractually agreed to limit expenses so that the Fund's annual operating

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2017

Note 3. Transactions with Affiliates and Related Parties (continued)

expenses do not exceed 0.80% of the Fund's average daily net assets for Class I shares, 1.05% of the Fund's average daily net assets for Class A shares, and 1.80% of the Fund's average daily net assets for Class C shares. The Fund is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously reimbursed by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than three years after the end of the fiscal year during which such fees were limited or expenses were reimbursed by Credit Suisse and the reimbursements do not cause the Fund to exceed the applicable expense limitation in the contract at the time the fees are recouped. This contract may not be terminated before February 28, 2019.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended October 31, 2017, co-administrative services fees earned by SSB (including out-of-pocket expenses) with respect to the Fund were $573,563.

Credit Suisse Securities (USA) LLC ("CSSU"), an affiliate of Credit Suisse, serves as the distributor of the Fund's shares. Pursuant to a distribution plan adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSSU receives fees for its distribution services. These fees are calculated at an annual rate of 0.25% of the average daily net assets of the Class A shares. For the Class C shares, the fee is calculated at an annual rate of 1.00% of the average daily net assets. For the year ended October 31, 2017, the Fund paid Rule 12b-1 distribution fees of $230,353 for Class A shares and $63,659 for Class C shares. Class I shares are not subject to Rule 12b-1 distribution fees.

Certain brokers, dealers and financial representatives provide transfer agent-related services to the Fund and receive compensation from the Fund. For the year ended October 31, 2017, the Fund paid $4,529,035, which is included within transfer agent fees in the Consolidated Statement of Operations.

For the year ended October 31, 2017, CSSU and its affiliates advised the Fund that they retained $6,969 from commissions earned on the sale of the Fund's Class A shares. There were no commissions earned on the sale of Class C shares.

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2017

Note 4. Line of Credit

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a committed, unsecured line of credit facility ("Credit Facility"), with SSB in an aggregated amount of $250 million for temporary or emergency purposes under a first-come, first-served basis. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at either the Overnight Federal Funds rate or the Overnight LIBOR rate plus a spread. At October 31, 2017 and during the year ended October 31, 2017, the Fund had no borrowings outstanding under the Credit Facility.

Note 5. Purchases and Sales of Securities

For the year ended October 31, 2017, purchases and sales of investment securities (excluding short-term investments) and U.S. Government and Agency Obligations were as follows:

Investment Securities		U.S. Government/ Agency Obligations
Purchases	Sales	Purchases	Sales
$0	$98,576,014	$2,800,151,197	$2,964,695,008

Note 6. Capital Share Transactions

The Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. The Fund offers Class I, Class A and Class C shares. Transactions in capital shares for each class of the Fund were as follows:

	Class I
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Value	Shares	Value
Shares sold	211,738,899	$1,046,908,187	426,694,632	$1,998,957,233
Shares redeemed	(329,474,763)	(1,637,860,451)	(655,646,023)	(3,067,558,029)
Net decrease	(117,735,864)	$(590,952,264)	(228,951,391)	$(1,068,600,796)

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2017

Note 6. Capital Share Transactions (continued)

	Class A
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Value	Shares	Value
Shares sold	9,944,756	$47,713,364	10,256,299	$47,081,332
Shares redeemed	(10,691,223)	(51,765,089)	(17,510,148)	(79,637,611)
Net decrease	(746,467)	$(4,051,725)	(7,253,849)	$(32,556,279)
	Class C
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Value	Shares	Value
Shares sold	304,833	$1,408,891	293,605	$1,290,882
Shares redeemed	(430,903)	(1,963,468)	(600,779)	(2,604,883)
Net decrease	(126,070)	$(554,577)	(307,174)	$(1,314,001)

On October 31, 2017, the number of shareholders that held 5% or more of the outstanding shares of each class of the Fund was as follows:

	Number of Shareholders	Approximate Percentage of Outstanding Shares
Class I	5	74%
Class A	3	44%
Class C	6	77%

The Fund's performance may be negatively impacted in the event one or more of the Fund's greater than 5% shareholders were to redeem at a given time. Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Income Tax Information and Distributions to Shareholders

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

There were no distributions paid by the Fund to shareholders during the years ended October 31, 2017 and October 31, 2016.

The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities by temporary

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2017

Note 7. Income Tax Information and Distributions to Shareholders (continued)

book/tax differences. At October 31, 2017, the components of distributable earnings on a tax basis were as follows:

Accumulated realized loss	$(223,910,116)
Undistributed ordinary income	90,632,156
Unrealized appreciation	6,977,008
$(126,300,952)

At October 31, 2017, the Fund had $173,778,078 of unlimited short-term capital loss carryforwards and $50,132,038 of unlimited long-term capital loss carryforwards available to offset possible future capital gains.

During the tax year ended October 31, 2017, the Fund utilized $ 29,734,951 of loss carryforwards.

At October 31, 2017, the cost and net unrealized appreciation (depreciation) of investments and derivatives for income tax purposes were as follows:

Cost of Investments	$3,355,569,919
Unrealized appreciation	$11,799,504
Unrealized depreciation	(4,822,496)
Net unrealized appreciation (depreciation)	$6,977,008

To adjust for current period permanent book/tax differences which arose principally from differing book/tax treatment of net operating losses and Subsidiary cumulative income/loss, paid-in capital was charged $55,081,947, accumulated net realized loss was charged $33,247,065 and undistributed net investment income was credited $88,329,012. Net assets were not affected by these reclassifications.

Note 8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Credit Suisse Commodity Return Strategy Fund
Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Credit Suisse Commodity Return Strategy Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Credit Suisse Commodity Return Strategy Fund (the "Fund"), a series of the Credit Suisse Commodity Strategy Funds, including the consolidated schedule of investments, as of October 31, 2017, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the three-year period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. The accompanying consolidated financial highlights for each of the years in the two-year period ended October 31, 2014 were audited by other independent registered public accountants whose report thereon dated December 29, 2014, expressed an unqualified opinion on those consolidated financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and broker or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Credit Suisse Commodity Return Strategy Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 28, 2017

Credit Suisse Commodity Return Strategy Fund
Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee During Past Five Years
Independent Trustees
Laura A. DeFelice c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1959)	Trustee, Nominating and Audit Committee member	Since 2017	Partner of Acacia Properties LLC (multi-family and commercial real estate ownership and operation) from 2008 to present; Stonegate Advisors LLC (renewable energy and energy efficiency) from 2007 to present.	8	None
Jeffrey E. Garten c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1946)	Trustee, Nominating and Audit Committee member	Since Fund Inception	Dean Emeritus of Yale School of Management from July 2015 to present; The Juan Trippe Professor in the Practice of International Trade, Finance and Business, from July 2005 to July 2015; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present.	8

Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers); Director of Miller Buckfire & Co., LLC (financial restructuring); Member of Standard & Poor's Board of Managers (credit rating agency) from December 2011 to November 2014.

1 Subject to the Trust's retirement policy, each Trustee may continue to serve as a Trustee until the last day of the calendar year in which the applicable Trustee attains age 75. Officer serves until his or her respective successor has been duly elected and qualified.

Credit Suisse Commodity Return Strategy Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee During Past Five Years
Independent Trustees
Mahendra R. Gupta c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1956)	Trustee, Nominating Committee member and Audit Committee Chairman	Since 2017	Professor, Washington University in St. Louis from July 1990 to present; Dean of Olin Business School at Washington University in St. Louis from July 2005 to July 2016; Partner, R.J. Mithaiwala (food manufacturing and retail, India) from March 1977 to present; Partner, F.F.B. Corporation (agriculture, India) from March 1977 to present; Partner, RPMG Research Corporation (benchmark research) from July 2001 to present.	8	Director of Caleres Inc. (footwear) from May 2012 to present

1 Subject to the Trust's retirement policy, each Trustee may continue to serve as a Trustee until the last day of the calendar year in which the applicable Trustee attains age 75. Officer serves until his or her respective successor has been duly elected and qualified.

Credit Suisse Commodity Return Strategy Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee During Past Five Years
Independent Trustees
Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Chairman of the Board, Nominating Committee Chairman and Audit Committee member	Trustee since Fund Inception and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present; Partner of Backstage Acquisition Holdings, LLC (publication job postings) from November 2013 to present.	10

Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Aberdeen Funds (23 open-end portfolios); Director of Presstek, Inc. (digital imaging technologies company) from 2003 to 2012; Director of Wood Resources, LLC (plywood manufacturing company) from 2003 to October 2013.

Interested Trustee
John G. Popp[2] Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 Year of Birth: 1956	Trustee, Chief Executive Officer and President	Trustee since 2017 Chief Executive Officer and President since 2010	Managing Director of Credit Suisse; Global Head and Chief Investment Officer of the Credit Investments Group; Associated with Credit Suisse or its predecessor since 1997; President and Chief Executive Officer of other Credit Suisse Funds.	10	Trustee of Credit Suisse High Yield Bond Fund; Director of Credit Suisse Asset Management Income Fund, Inc.

1 Subject to the Trust's retirement policy, each Trustee may continue to serve as a Trustee until the last day of the calendar year in which the applicable Trustee attains age 75. Officer serves until his or her respective successor has been duly elected and qualified.

2 Mr. Popp is an "interested person" of the Trust, as defined in the 1940 Act, by virtue of his current position as an officer of Credit Suisse.

Credit Suisse Commodity Return Strategy Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Emidio Morizio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since Fund Inception	Managing Director and Global Head of Compliance of Credit Suisse since 2010; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.
Lou Anne McInnis Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1959)	Chief Legal Officer	Since 2015

Director of Credit Suisse; Associated with Credit Suisse since April 2015; Counsel at DLA Piper US LLP from 2011 to April 2015; Associated with Morgan Stanley Investment Management from 1997 to 2010; Officer of other Credit Suisse Funds.

Laurie Pecha Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1961)	Chief Financial Officer	Since 2016

Director of Credit Suisse since August 2016; Senior Consultant of Spectra Professional Services, LLC from January 2012 to July 2016; Vice President of Legg Mason & Co. from March 2007 to December 2011; Officer of other Credit Suisse Funds.

Esther Cheung Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1980)	Treasurer	Since 2016	Vice President of Credit Suisse since 2015; Associated with Reich & Tang Asset Management, LLC from June 2010 to August 2015; Officer of other Credit Suisse Funds.
Karen Regan Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1963)	Vice President and Secretary	Since Fund Inception	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds.

1 Subject to the Trust's retirement policy, each Trustee may continue to serve as a Trustee until the last day of the calendar year in which the applicable Trustee attains age 75. Officer serves until his or her respective successor has been duly elected and qualified.

* The officers of the Fund shown are officers that make policy decisions.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 877-870-2874.

Credit Suisse Commodity Return Strategy Fund
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-877-870-2874

•  On the Fund's website, www.credit-suisse.com/us/funds

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

This page intentionally left blank

This page intentionally left blank

This page intentionally left blank

This page intentionally left blank

P.O. BOX 55030, BOSTON, MA 02205-5030

877-870-2874 ■ www.credit-suisse.com/us/funds

CREDIT SUISSE SECURITIES (USA) LLC, DISTRIBUTOR.  COM-AR-1017

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended October 31, 2017. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended October 31, 2017.

Item 3. Audit Committee Financial Expert.

The registrant’s governing board has determined that it has two audit committee financial experts serving on its audit committee: Mahendra R. Gupta and Steven N. Rappaport.  Each audit committee financial expert is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, KPMG LLP (“KPMG”), for its fiscal years ended October 31, 2016 and October 31, 2017.

	2016	2017
Audit Fees	$94,500	$99,200
Audit-Related Fees(1)	$9,545	$12,300
Tax Fees(2)	$6,510	$6,840
All Other Fees	$8,500	$8,500
Total	$119,055	$126,840

(1) Services include agreed-upon procedures in connection with the registrant’s semi-annual financial statements ($9,545 in 2016 and $12,300 in 2017).

(2) Tax services in connection with the registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by KPMG to the registrant’s investment adviser, Credit Suisse Asset Management, LLC (“Credit Suisse”), and any service provider to the registrant controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the registrant (“Covered Services Provider”), for the registrant’s fiscal years ended October 31, 2016 and October 31, 2017.

	2016	2017
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(e)(1) Pre-Approval Policies and Procedures.  The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).  The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the registrant’s officers).  Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by KPMG to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

	2016	2017
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by KPMG to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, for the registrant’s fiscal years ended October 31, 2016 and October 31, 2017:

	2016	2017
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) Not Applicable.

(g) The aggregate fees billed by KPMG for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers for the fiscal years ended October 31, 2016 and October 31, 2017 were $0 and $0, respectively.

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable.

Item 13. Exhibits.

(a)(1)                  Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)                  The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)                  Not applicable.

(b)                                 The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

(other)            Iran related activities disclosure requirement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE COMMODITY STRATEGY FUNDS

/s/ John G. Popp
Name: John G. Popp
Title: Chief Executive Officer and President
Date: January 3, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John G. Popp
Name: John G. Popp
Title: Chief Executive Officer and President
Date: January 3, 2018

/s/ Laurie Pecha
Name: Laurie Pecha
Title: Chief Financial Officer
Date: January 3, 2018